ANNUAL REPORT

DECEMBER 31, 1996

YOUR FOUNDATION FOR INVESTMENT STRENGTH


                                       THE
                                      KENT
                                    FUNDS(R)



                       THE KENT LIMITED TERM TAX-FREE FUND
                       THE KENT INTERMEDIATE TAX-FREE FUND
                          THE KENT TAX-FREE INCOME FUND
                      THE KENT MICHIGAN MUNICIPAL BOND FUND

MESSAGE TO SHAREHOLDERS


Dear Kent Fund Shareholder:

     Enclosed is the annual report for The Kent Tax-Free Bond Funds for the twelve months ended December 31, 1996. Inside, you'll find an Economic Outlook which characterizes the U.S. economy as being in the best fundamental shape in 25 years. There are also Portfolio Reviews for each Fund that explain how the Fund managers adjusted their portfolios in the prevailing investment environment and what the managers expect in the months to come.

     During the period, The Kent Funds concentrated on providing shareholders good value and attractive potential for growth while managing risks. If you have any questions about your investments after reading this report, please see your investment representative or call 1-800-633-KENT (1-800-633-5368) to speak to a shareholder services representative. We remain committed to providing you with useful information that can help you make the most of your investments.

Sincerely,

The Kent Funds

                               INVESTMENT ADVISER
                                  Old Kent Bank
                              One Vandenberg Center
                             Grand Rapids, MI 49503


                                   DISTRIBUTOR
                               BISYS Fund Services
                                3435 Stelzer Road
                               Columbus, OH 43219



This report is submitted for the general information of shareholders of The Kent Limited Term Tax-Free Fund, The Kent Intermediate Tax-Free Fund, The Kent Tax-Free Income Fund and The Kent Michigan Municipal Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus for the funds, which contains more information concerning the funds' investment policies as well as fees and expenses and other pertinent information. Please read the prospectus carefully before investing.

The performance indices used for comparison in this report, including the Lehman Brothers One-Year General Obligations Municipal Bond Index, the Lehman Brothers Three-Year General Obligations Municipal Bond Index, the Lehman Brothers Five-Year General Obligations Municipal Bond Index and the Lehman Brothers Municipal Bond Index are unmanaged indices. Unlike actual mutual fund performance, the performance of an index does not reflect any management fees, other expenses or sales charges. A direct investment in an unmanaged index is not possible.

[GRAPHIC]

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, Old Kent Bank or any of its affiliates. Shares of the funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions or other factors, so that shares of the funds, when redeemed, may be worth more or less than their original cost. An investment in the funds involves investment risks, including the possible loss of principal.

ECONOMIC OUTLOOK

REAL ECONOMIC ACTIVITY

Economy in Best Fundamental Shape in 25 Years.

     As 1997 begins, the economy appears to be in the best fundamental shape in 25 years:

o Despite a sharp rebound in the fourth quarter, economic growth for this business expansion at 2.6 percent remains below the economy's long-run growth rate of 3.2 percent, which has helped prolong the longevity of the current expansion.

o    Inflation remains in check, although worries surface from time-to-time.

o Even though the economy is running near full employment levels, the labor markets appear to be "comfortably tight" with few signs of accelerating wage pressures.

o The level of interest rates and bond yields is moderate, ranging from 5.0 to 7.0 percent in the Treasury market.

o Corporate earnings are still rising, albeit at a slower rate in some industries than earlier in the expansion.

o The international competitiveness of U.S. companies has increased markedly in recent years and cost-cutting and restructuring efforts seem likely to continue.

o The Federal budget deficit shrunk from $290 billion in FY1992 to $107 billion in FY1996.

o And finally, U.S. companies continue to lead the world in the development and proliferation of new information and telecommunications technologies.


               REAL GROSS DOMESTIC PRODUCT
                 ANNUALIZED GROWTH RATE
               ---------------------------
2Q 1991         1.7
                  1
                  1

1Q 1992         4.7
                2.5
                  3
                4.3

1Q 1993        -0.1
                1.9
                2.3
                4.8

1Q 1994         2.5
                4.9
                3.5
                  3

1Q 1995         0.4
                0.7
                3.8
                0.3

1Q 1996           2
                4.7
                2.1

4Q 1996         4.7


                  Long-Run Growth Rate = 3.2%
              2Q91 to 4Q96 Growth Rate = 2.6%


     This business expansion will be six years old next quarter and is now the third longest expansion since World War II. In fact, the previous business expansion, which ended in 1990, is the second longest, with the expansion in the 1960s that was fueled by the military buildup associated with the Vietnam War being the longest. So, the last two expansions are two of the three longest on record, with the current expansion still rolling along. Most likely this is a reflection of the vastly improved inventory-control technologies that have been developed in recent years and the proclivity of the Federal Reserve under the guidance of Alan Greenspan to engage in pre-emptive strikes against any signs of the economy overheating and/or inflationary pressures building.

Exports Boost Fourth-Quarter Growth.

     The economy's "stop/go" pattern of growth, as depicted in the previous graph, continued in the fourth quarter. Real Gross Domestic Product (GDP) sprinted ahead at a 4.7 percent pace compared to the 2.1 percent gain recorded in the third quarter. Exports surged at a 25.5 percent rate, causing a significant improvement in net exports that accounted for almost half of the rise in real GDP. Capital goods, particularly aircraft, were primarily responsible for the extraordinary gain in exports. Domestic private final sales, which excludes net exports, government spending and inventory swings, rose at the more moderate pace of 3.2 percent. This measure probably gives a more realistic picture of the economy's underlying strength as 1996 drew to a close.

     Despite reports of only a moderately successful holiday season for the nation's retailers and the sharp rise in consumer indebtedness, delinquencies and bankruptcies, consumer spending rebounded at a 3.4 percent rate last quarter from the paltry 0.5 percent pace of the third quarter. Durable goods


                                             REAL ECONOMIC ACTIVITY
                                          ----------------------------
                                          4Q 1996*        4Q95 to 4Q96
                                          -------         ------------
Gross Domestic Product                      4.7%               3.4%
Domestic Private Final Sales                3.2%               3.6%
Personal Consumption Expenditures           3.4%               2.7%

* Annualized

ECONOMIC OUTLOOK



spending was the strongest component, with furniture outlays leading the way. At first blush, the rise in spending on furniture doesn't seem to be consistent with the decline in residential construction outlays over the past two quarters, which resulted from the rise in mortgage rates last year. The housing market proved to be very resilient during 1996, however, as aggressive switching to adjustable-rate mortgages and some purchases in anticipation of even higher mortgage rates actually led to an 8.8 percent gain in housing starts last year. The strong job market and high levels of consumer confidence also contributed to a record sales year for existing homes as 4.09 million homes exchanged hands, eclipsing the previous high of 3.99 million reached in 1978.

     Aside from exports, business capital spending was again the strongest sector of the economy during the fourth quarter. The contribution from the various components was somewhat different than over the previous 23 quarters, however. Capital outlays on structures grew at a 22.5 percent rate as the high level of capacity utilization, falling commercial and industrial vacancy rates, and ongoing retail expansion spurred additional construction. In a somewhat unexpected turn, producers' durable equipment outlays fell for the first time in over four years. Equipment outlays have been the strongest sector of the economy during the business expansion, as demand for computers, telecommunications equipment and other forms of information technology has surged.

     Looking at the components of equipment spending shows that all of the decline last quarter was contained in the industrial machinery and volatile transportation equipment sectors and that outlays for high-technology equipment, particularly computers, remained strong. The main motivation behind the surge in equipment purchases over the past five and a half years is the desire of businesses to improve their competitiveness by increasing productivity, restraining costs and boosting quality. The fact that the price of capital goods has been declining relative to labor compensation is an added incentive to invest in equipment.

     Companies have responded aggressively during this expansion to the heightened competitive pressures coming at them from both domestic and international competitors. The table below depicts how large the representative share of the nation's total output equipment spending has become over the course of this expansion. In the second quarter of 1991 when the economy turned from recession to expansion, equipment outlays accounted for 6 percent of total output; the high technology portion was less than 2 percent; and business computers were half of one percent.

     Five and a half years later, equipment production, and particularly high-technology equipment, has become a much more significant portion of the economy and has grown at rates far in excess of the 2.6 percent growth rate for the entire economy. Equipment outlays now account for the highest proportion of real GDP since World War II, when


                                  PERCENT OF REAL GDP    ANNUALIZED GROWTH RATE
                                  -------------------    ----------------------
                                   2Q91         4Q96          2Q91 to 4Q96
                                   ----         ----          ------------
Producers' Durable Equipment       6.0%         8.5%              9.3%
High Technology Equipment          1.9%         3.7%             15.6%
     Computers                     0.5%         2.1%             32.9%

Real GDP                                                          2.6%




                                   BUSINESS CAPITAL SPENDING* 4Q1996
                                   ---------------------------------

Structures                                        22.5%
Producer's Durable Equipment                      -1.7%
High-Technology Equipment                         11.5%
Computers                                         26.8%
Industrial Machinery                              -6.0%
Transportation Equipment                         -15.7%

*Annualized.

ECONOMIC OUTLOOK

wartime manufacturing sharply boosted equipment production and consumer spending was severely curtailed. When students of the business cycle look back on this expansion, what occurred in the business equipment sector will likely be the most remarkable feature of this economic expansion.

Another Year of Moderate Growth for 1997.

     As the business expansion is about to enter its seventh year, the economy appears to be on the path toward another year of moderate growth. No serious imbalances are evident in the economy, which lowers the odds of the economy falling into recession during 1997. The rapid rise in consumer indebtedness over the past three years and the attendant burden of servicing that debt buildup points to, at best, further moderate gains in consumer spending. The housing sector should be flat to modestly lower due to the late point in the economic cycle and the higher level of mortgage rates. Business capital spending for equipment should be the strongest sector of the economy as the continued advancement of electronic technology permits sharp declines in equipment prices, which provides incentives to substitute high-technology equipment, for labor and/or other types of capital goods. We do anticipate that it will be tough for spending on high-technology equipment to match the heady pace reached earlier in the expansion, however. Exports had such a blockbuster quarter that a slower growth rate is likely, particularly given the U.S. dollar's recent strength. We expect the economy to grow at a rate near two percent during 1997.

INFLATION

Negligible Inflation.

     The inflation data for 1996 was excellent, particularly considering the advanced age of the current business expansion. Except for a sharp run-up in energy costs last year, overall inflation remained very well behaved, in part because increased competition is restraining the ability of many businesses to raise their prices. Consumers are little influenced in their buying decisions by expectations of price increases in the future. Pricing leverage remains the exception and not the rule in the domestic economy.

     The Federal Reserve remains concerned that a slow but steady increase in labor costs could translate into higher consumer prices. The low unemployment rate, however, has not yet empowered labor to exact higher wage increases. The employment cost index rose only 2.9 percent last year, the lowest annual figure on record. Companies' emphasis on cutting labor costs, which represent about 70 percent of production expenses, has made them more resistant to higher wage demands. At the same time, wage earners have placed more emphasis on job security rather than wage increases as the tidal wave of substituting equipment for labor continues to wash over Corporate America. The battle for market share from both domestic and foreign producers remains intense, exerting additional restraint on prices. We expect inflation to remain in the two to three percent range for 1997.


JOSEPH T. KEATING
Chief Investment Officer

The information discussed herein is based on Commerce Department data released January 31, 1997.

                                   INFLATION MEASURES 1996
                                   -----------------------
Consumer Price Index (CPI)                   3.3%
CPI less Food & Energy                       2.6%
Producer Price Index (PPI)                   2.8%
PPI less Food & Energy                       0.1%
GDP Fixed-Weight Price Index                 2.2%

PORTFOLIO REVIEWS

THE KENT LIMITED TERM TAX-FREE FUND
BY MICHAEL J. MARTIN,
PORTFOLIO MANAGER

     The 12 months ended December 31, 1996, were a volatile period for the tax-exempt bond market. Yields on five-year AAA-rated General Obligation municipal securities began the year at 4.1%, declined to 3.8% in February, then rose as high as 4.8% in June, before finishing the year at 4.4%. The Fund's Institutional and Investment Shares before the deduction of sales charges posted total returns of 3.54% and 3.51%, respectively, for the 12-month period. That compares to a total return of 4.60% for the Lehman Brothers Three-Year General Obligations Municipal Bond Index and 4.42% for the Lehman Brothers One-Year General Obligations Municipal Bond Index.

OPPORTUNITY AMID VOLATILITY

     Periods of volatility in the municipal market can be trying, but they also provide interesting opportunities for long-term investors. The Kent Limited Term Tax-Free Fund began the period with an average maturity of around 3.2 years. As municipal yields rose during the period from March through June, the average maturity gradually climbed to around 3.7 years--which helped the Fund's performance when yields fell and the bond market rallied during the autumn months.

     In December, bond prices declined again as municipal yields rebounded. We took that opportunity to lock in the higher yields on tax-exempt securities, extending the Fund's average maturity to around 3.9 years at the end of the year.

MAINTAINING CREDIT QUALITY

     The Fund continued to hold a majority of high-quality securities with AAA or AA credit ratings. Given that we are in the advanced stages of an economic expansion, it seems prudent to avoid lower-quality issues, which could suffer if their issuers experience financial stress in an economic slowdown. In fact, such a slowdown, when it comes, will provide much better opportunities to purchase lower-quality credits at attractive prices.

     That said, even in this environment our credit research occasionally turns up opportunities to purchase the bonds of small or relatively unknown issuers backed by insurance. Such bonds may be neglected by the market despite their AAA ratings, and thus provide a chance to bolster the Fund's yield without taking on extra risk.

LOOKING AHEAD

     The Federal Reserve's actions will largely determine the behavior of short-term interest rates during the coming period. For now, it appears that the Federal Reserve is not likely to raise rates unless inflation or employment increases sharply. We will continue to make modest adjustments in the Fund's average maturity as rates fluctuate, taking advantage of rate increases to lock in higher payouts for the Fund's shareholders.

     The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.



                           THE KENT LIMITED TERM TAX-FREE FUND

                                DISTRIBUTION OF NET ASSETS
                                  AS OF DECEMBER 31, 1996
                                --------------------------
East                                      15.0%
North Central                             39.7%
Mountain                                   5.3%
Pacific                                    8.2%
South                                     29.4%
Other                                      2.4%

Portfolio composition is subject to change.






                      THE KENT LIMITED TERM TAX-FREE FUND
                 TAX EQUIVALENT YIELDS+ AS OF DECEMBER 31, 1996
-----------------------------------------------------------------------------
      Tax Bracket          Institutional Class         Investment Class
-----------------------------------------------------------------------------
         28.0%                    5.61%                     5.15%
         31.0%                    5.86%                     5.38%
         36.0%                    6.31%                     5.80%
         39.6%                    6.69%                     6.14%

+Based on an SEC 30-day yield on 12/31/96 of 4.04% for the Institutional Class and 3.71% for the Investment Class. SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1996. Yield calculations represent past performance and will fluctuate.

Certain fees were being waived. Had these waivers not been in effect, total return would have been lower, and the 30-day SEC yields would have been 4.01% for Institutional Shares and 3.59% for Investment Shares.


PORTFOLIO REVIEWS


                      THE KENT LIMITED TERM TAX-FREE FUND
                 AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1996
-----------------------------------------------------------------------------
                                   INVESTMENT CLASS*     INSTITUTIONAL CLASS
                                   (INCEPTION: 11/1/94)  (INCEPTION: 9/1/94)
-----------------------------------------------------------------------------
                  One Year                 -0.66%                3.54%
              Life of Fund                  3.51%                4.73%

* Reflects deduction of 4.00% sales charge.


GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE LEHMAN BROTHERS ONE-YEAR GENERAL OBLIGATIONS MUNICIPAL BOND INDEX
AND THE LEHMAN BROTHERS THREE-YEAR GENERAL OBLIGATIONS MUNICIPAL BOND INDEX
------------------------------------------------------------------------------
                                                    9/1/94      12/31/94  12/31/95    12/31/96
                                                   ---------    --------  --------    --------
The Lehman Brothers One-Year General Obligations   $10,000       10,108    10,767     11,243
Municipal Bond Index
The Kent Limited Term Tax-Free Fund
  Institutional Class Shares                       $10,000        9,923    10,759     11,140
The Lehman Brothers Three-Year General
  Obligations Municipal Bond Index                 $10,000        9,943    10,821     11,319


                                                    11/1/94      12/31/94  12/31/95    12/31/96
                                                   ---------    --------   --------    --------
The Lehman Brothers One-Year General Obligations   $10,000       10,198    10,863     11,343
The Kent Limited Term Tax-Free Fund
  Investment Class Shares                          $ 9,601        9,604    10,411     10,777
The Lehman Brothers Three-Year General
  Obligations Municipal Bond Index                 $10,000       10,132    11,027     11,534

Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in sales charges and expenses for each class of shares. Return figures and investment values are quoted after deducting class expenses and sales charges (if applicable). Investment class shares are sold with a maximum front-end sales charge of 4.00%. The Lehman Brothers One-Year General Obligations Municipal Bond Index and the Lehman Brothers Three-Year General Obligations Municipal Bond Index are unmanaged indices of debt instruments issued by municipalities. Total return is based on changes in net asset value assuming reinvestment of all dividends and capital gains distributions.

PORTFOLIO REVIEWS

THE KENT INTERMEDIATE TAX-FREE FUND
BY ALLAN J. MEYERS,
PORTFOLIO MANAGER

     A number of factors affected the Kent Intermediate Tax-Free Fund during the 12 months ended December 31, 1996. Early in the year, concerns that a flat tax would diminish the tax advantages offered by municipal securities began to fade. That helped bring some money back into the municipal bond market, and supported prices of tax-exempt issues. However, rising municipal yields during the first eight months of the year caused bond prices to decline for much of that period before rebounding later in the year. Yields on ten-year municipal bonds with AAA credit ratings began 1996 at 4.6% and rose as high as 5.3% in June, before finishing the year at 4.8%.

     The Fund's Institutional and Investment Shares before the deduction of sales charges posted total returns of 3.41% and 3.17%, respectively. That compares to 4.63% for the Lehman Brothers Five-Year General Obligations Municipal Bond Index.

RESPONDING TO INTEREST RATE CHANGES

     We increased the Fund's average maturity from 7.5 years at the start of the year to 8.3 years in June, when yields on intermediate-term issues peaked. That allowed us to lock in those higher yields for a longer period. It also helped the Fund's performance during the fall months, when yields declined and the municipal bond market rallied.

LOOKING AHEAD

     During the first six months of 1996, the supply of new tax-exempt issues in the intermediate sector was strong. However, supply was relatively weak during the second half of the year, which helped support the municipal market during those months.

     Several factors might weigh on the municipal market in the coming year. The improved condition of many states and municipalities probably will boost new issues to around $200 billion in 1997, up from $183 billion in 1996. Moreover, many issues that came out during the mid-Eighties in response to tax reform have been redeemed by their issuers during the past several years. The need to reinvest the proceeds from such redemptions has provided support for the municipal market. Such reinvestment opportunities will play a much smaller role in the future.

     Regardless of such factors, we will continue to make modest adjustments in the Fund's average maturity to take advantage of opportunities to lock in higher yields on some issues. We also will restrict our investments to investment grade issues that can hold their own in a slowing economic environment.

     The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.


                           THE KENT INTERMEDIATE TAX-FREE FUND

                                DISTRIBUTION OF NET ASSETS
                                  AS OF DECEMBER 31, 1996
                                --------------------------
East                                      16.1%
North Central                             32.8%
Mountain                                   4.1%
Pacific                                   19.7%
South                                     23.0%
Other                                      4.3%

Portfolio composition is subject to change.




                      THE KENT INTERMEDIATE TAX-FREE FUND
                 TAX EQUIVALENT YIELDS+ AS OF DECEMBER 31, 1996
------------------------------------------------------------------------------
              TAX BRACKET        INSTITUTIONAL CLASS       INVESTMENT CLASS
------------------------------------------------------------------------------
                 28.0%                 5.78%                     5.22%
                 31.0%                 6.03%                     5.45%
                 36.0%                 6.50%                     5.88%
                 39.6%                 6.89%                     6.23%

+ Based on an SEC 30-day yield on 12/31/96 of 4.16% for the Institutional
  Class and 3.76% for the Investment Class. SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1996. Yield calculations represent past performance and will fluctuate.

Certain fees were being waived. Had these waivers not been in effect, total return would have been lower, and the 30-day SEC yields would have been 4.14% for Institutional Shares and 3.73% for Investment Shares.


PORTFOLIO REVIEWS


                      THE KENT INTERMEDIATE TAX-FREE FUND
                 AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1996
------------------------------------------------------------------------------
                           INVESTMENT CLASS*          INSTITUTIONAL CLASS
                           (INCEPTION: 12/18/92)*     (INCEPTION: 12/16/92)
------------------------------------------------------------------------------
                One Year           -0.96%                      3.41%
             Three Years            2.68%                      4.26%
            Life of Fund            4.12%                      5.35%

* Reflects deduction of 4.00% sales charge.


GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE LEHMAN BROTHERS THREE-YEAR GENERAL OBLIGATIONS MUNICIPAL BOND INDEX
AND THE LEHMAN BROTHERS FIVE-YEAR GENERAL OBLIGATIONS MUNICIPAL BOND INDEX
---------------------------------------------------------------------------
                                                       12/16/92    12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
    a                                                  --------    --------   ---------  --------   --------   --------
The Lehman Brothers Three-Year General Obligations
  Municipal Bond Index                                $10,000      10,300     10,673     10,755     11,705    12,243
The Kent Intermediate Tax-Free Fund
Institutional Class Shares                            $10,000      10,060     10,895     10,567     11,941    12,349
The Lehman Brothers Five-Year General
  Obligations Municipal Bond Index                    $10,000      10,500     10,930     10,779     12,032    12,589

The Lehman Brothers Three-Year General Obligations
  Municipal Bond Index                                $10,000      10,200     10,673     10,755     11,705    12,243
The Kent Intermediate Tax-Free Fund
Investment Class Shares                               $ 9,597       9,635     10,434     10,118     11,409    11,772
The Lehman Brothers Five-Year General
  Obligations Municipal Bond Index                    $10,000      10,600     10,930     10,779     12,032    12,589


Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in sales charges and expenses for each class of shares. Return figures and investment values are quoted after deducting class expenses and sales charges (if applicable). Investment class shares are sold with a maximum front-end sales charge of 4.00%. The Lehman Brothers Three-Year General Obligations Municipal Bond Index and the Lehman Brothers Five-Year General Obligations Municipal Bond Index are unmanaged indices of debt instruments issued by municipalities. Total return is based on changes in net asset value assuming reinvestment of all dividends and capital gains distributions.

PORTFOLIO REVIEWS

THE KENT TAX-FREE INCOME FUND
BY ALLAN J. MEYERS,
PORTFOLIO MANAGER

     The 12 months ended December 31, 1996, provided excellent opportunities for the Kent Tax-Free Income Fund to take advantage of market fluctuations. We increased the Fund's average maturity from 12.7 years at the beginning of the year to 13.4 years in June, taking advantage of higher yields on long-term bonds. For example, yields on 30-year AAA General Obligation municipal bonds climbed from 5.2% in January to 6% in early June.

     That move captured higher yields for the Fund's shareholders, and allowed the Fund to participate more fully in the bond-market rally that occurred later in the year. The Fund's Institutional and Investment Shares before sales charge deductions delivered total returns of 3.92% and 3.53%, respectively. That compares to a 4.43% total return for the Lehman Brothers Municipal Bond Index.

MANAGING RISK AND RETURNS

     Most of the Fund's efforts to extend maturity took place during the second quarter of 1996. Our purchases included municipal bonds with maturities ranging from 15 to 25 years with solid call protection.

     We also bought some discount bonds with 30-year maturities. Such issues generate less current income but more potential for price appreciation than bonds that trade at a premium to their par value. Thus, they participated more fully in the rally when bond prices rose in the fall.

     As always, the Fund maintained a portfolio of issues with high credit quality. The average rating of the issues in the portfolio was a high AA at the end of the period.

WHAT'S AHEAD

     We believe the Fund is well positioned to take advantage of any decline in municipal yields that might occur if the economy slows down during 1997. At the same time, the Fund's high-quality holdings should resist the financial stress that might affect the prices of lower-quality securities in a slower economy.

     The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.


                              THE KENT TAX-FREE INCOME FUND

                                DISTRIBUTION OF NET ASSETS
                                  AS OF DECEMBER 31, 1996
                                --------------------------
East                                      12.2%
North Central                             44.7%
Mountain                                   7.6%
Pacific                                   13.9%
South                                     18.2%
Other                                      3.4%

Portfolio composition is subject to change.




                        THE KENT TAX-FREE INCOME FUND
                 TAX EQUIVALENT YIELDS+ AS OF DECEMBER 31, 1996
------------------------------------------------------------------------------
                  TAX BRACKET      INSTITUTIONAL CLASS      INVESTMENT CLASS
------------------------------------------------------------------------------
                      28.0%               6.14%                   5.51%
                      31.0%               6.41%                   5.75%
                      36.0%               6.91%                   6.20%
                      39.6%               7.32%                   6.57%

+ Based on an SEC 30-day yield on 12/31/96 of 4.42% for the Institutional Class and 3.97% for the Investment Class. SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1996. Yield calculations represent past performance and will fluctuate

Certain fees were being waived. Had these waivers not been in effect, total return would have been lower, and the 30-day SEC yields would have been 4.39% for Institutional Shares and 3.95% for Investment Shares.

PORTFOLIO REVIEWS

                         THE KENT TAX-FREE INCOME FUND
                 AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1996
------------------------------------------------------------------------------
                                 INVESTMENT CLASS*        INSTITUTIONAL CLASS
                                 (INCEPTION: 3/31/95)*    (INCEPTION: 3/20/95)
------------------------------------------------------------------------------
                  One Year                -0.63%                  3.92%
              Life of Fund                 4.28%                  6.99%

* Reflects deduction of 4.00% sales charge.


GROWTH OF $10,000 INVESTMENT COMPARISON WITH THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX
-------------------------------------------------------------------------------
                                          3/20/95      12/31/95     12/31/96
                                         ---------    ----------   ---------
The Lehman Brothers Muncipal Bond Index  $10,000      10,971       11,457
The Kent Tax-Free Income Fund
 Institutional Class Shares              $10,000      10,864       11,290

The Lehman Brothers Muncipal Bond Index  $10,000      10,971       11,457
The Kent Tax-Free Income Fund
 Investment Class Shares                 $ 9,597      10,397       10,764



Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in sales charges and expenses for each class of shares. Return figures and investment values are quoted after deducting class expenses and sales charges (if applicable). Investment class shares are sold with a maximum front-end sales charge of 4.00%. The Lehman Brothers Municipal Bond Index is an unmanaged index of general obligation municipal debt instruments. Total return is based on changes in net asset value assuming reinvestment of all dividends and capital gains distributions.

PORTFOLIO REVIEWS

THE KENT MICHIGAN MUNICIPAL BOND FUND
BY ALLAN J. MEYERS,
PORTFOLIO MANAGER

     The Michigan tax-exempt securities market provided excellent opportunities for long-term investors during the 12 months that ended December 31, 1996. Those opportunities occurred in the midst of considerable volatility, due mostly to interest-rate fluctuations and supply and demand factors.

     The Fund's Institutional and Investment Shares before sales charge deductions had total returns of 3.51% and 3.36%, respectively. That compares to a 4.60% total return for the Lehman Brothers Three-Year General Obligations Municipal Bond Index.

MANAGING THE FUND'S MATURITY

     We increased the Fund's average maturity from 3.1 years at the beginning of the year to 3.8 years on June 30. That enabled the Fund to take advantage of higher yields on short-term tax-exempt securities in the Michigan market. For example, yields on five-year, AAA-rated General Obligations municipal bonds rose from 4.1% to 4.8% during the first six months of the year.

     The Fund's longer maturity helped it post solid gains when municipal yields declined in the fall. As that occurred, we allowed the Fund's average maturity to drift lower, to around 3.6 years in September.

     At the same time, the Fund took advantage of opportunities created by a large supply of new issues in the Michigan municipal market. During October and November alone, $1.4 billion in new Michigan tax-exempt securities came to market. That figure represented the highest issuance of unlimited-tax General Obligations debt for new and existing public schools in recent history. As a result, prices for Michigan issues declined, and we took the opportunity to make selective purchases at attractive prices.

LOOKING AHEAD

     The Fund's average maturity climbed back up to around 3.8 years at the end of the year as municipal yields rose. As such, we believe the Fund is well-positioned for any decline in yields that might result from a slower rate of economic growth.

     Meanwhile, the outlook for Michigan tax-exempt issues is positive. The State of Michigan's finances are strong, and the state's economic base has become more diversified over the past few years. We'll continue to make adjustments to seize opportunities that occur due to fluctuations in municipal yields or new issuances.

     The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.


                                         THE KENT MICHIGAN MUNICIPAL BOND FUND

                                                    DISTRIBUTION OF NET ASSETS
                                                      AS OF DECEMBER 31, 1996
                                                    --------------------------
Cash Equivalents & Net Other Assets & Liabilities              0.29%
Municipal Securities                                          99.71%

Portfolio composition is subject to change.



                     THE KENT MICHIGAN MUNICIPAL BOND FUND
                 TAX EQUIVALENT YIELDS+ AS OF DECEMBER 31, 1996
------------------------------------------------------------------------------
                 TAX BRACKET      INSTITUTIONAL CLASS      INVESTMENT CLASS
------------------------------------------------------------------------------
                     28.0%               5.79%                    5.33%
                     31.0%               6.04%                    5.57%
                     36.0%               6.52%                    6.00%
                     39.6%               6.90%                    6.36%

+ Based on an SEC 30-day yield on 12/31/96 of 4.17% for the Institutional Class and 3.84% for the Investment Class. SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1996. Yield calculations represent past performance and will fluctuate.

Certain fees were being waived. Had these waivers not been in effect, total return would have been lower, and the 30-day SEC yields would have been 4.14% for Institutional Shares and 3.71% for Investment Shares.

PORTFOLIO REVIEWS


                     THE KENT MICHIGAN MUNICIPAL BOND FUND
                 AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1996
------------------------------------------------------------------------------
                              INVESTMENT CLASS*        INSTITUTIONAL CLASS
                              (INCEPTION: 5/11/93)*    (INCEPTION: 5/3/93)
------------------------------------------------------------------------------
                  One Year             -0.76%                   3.51%
               Three Years              2.39%                   3.97%
              Life of Fund              2.74%                   4.09%

* Reflects deduction of 4.00% sales charge.



GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE LEHMAN BROTHERS THREE-YEAR GENERAL OBLIGATIONS MUNICIPAL BOND INDEX
------------------------------------------------------------------------------
                                        5/3/93      12/31/93   12/31/94  12/31/95  12/31/96
                                         --------    --------   --------  --------  --------
The Lehman Brothers Three-Year General
 Obligations Muncipal Bond Index          $10,000    10,311     10,390     11,308    11,828
The Kent Michigan Municipal Bond Fund
 Institutional Class Shares               $10,000    10,306     10,343     11,190    11,583

The Lehman Brothers Three-Year General
 Obligations Muncipal Bond Index          $10,000    10,311     10,390     11,308    11,828
The Kent Michigan Municipal Bond Fund
 Investment Class Shares                  $ 9,597     9,871      9,886     10,678    11,037


Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in sales charges and expenses for each class of shares. Return figures and investment values are quoted after deducting class expenses and sales charges (if applicable). Investment class shares are sold with a maximum front-end sales charge of 4.00%. The Lehman Brothers Three-Year General Obligations Municipal Bond Index is an unmanaged index of debt obligations issued by municipalities. Total return is based on changes in net asset value assuming reinvestment of dividends and capital gains distributions.

                        The Kent    LIMITED TERM TAX-FREE FUND
                        Funds       PORTFOLIO OF INVESTMENTS
                                    DECEMBER 31, 1996

 PRINCIPAL                                         VALUE
  AMOUNT                                         (NOTE 2)
-----------                                     -----------
             MUNICIPAL SECURITIES -- 97.6%
             ALASKA -- 2.5%
$   500,000  Alaska State Housing Finance
             Corp., Series A,
             4.35%, 6/1/98 (Insured by
             MBIA)............................  $   500,625
    530,000  Alaska State Housing Finance
             Corp., Series A,
             4.60%, 12/1/00 (Insured by
             MBIA)............................      531,988
                                                -----------
                                                  1,032,613
                                                -----------
             ARIZONA -- 2.7%
  1,000,000  Arizona State University Revenue,
             Prerefunded 7/1/01 @ 102,
             7.10%, 7/1/16....................    1,125,000
                                                -----------
             CALIFORNIA -- 3.0%
  1,000,000  University of California,
             Multiple Purpose Projects, Series
             B,
             9.00%, 9/1/03 (Insured by
             MBIA)............................    1,237,500
                                                -----------
             CONNECTICUT -- 2.5%
  1,000,000  Connecticut State, Series C, GO,
             5.38%, 8/15/02...................    1,043,750
                                                -----------
             DISTRICT OF COLUMBIA -- 2.4%
  1,000,000  District of Columbia, GO,
             5.10%, 12/1/99 (Insured by
             MBIA)............................    1,017,500
                                                -----------
             GEORGIA -- 3.9%
  1,500,000  Georgia State, Series B, GO,
             5.95%, 3/1/03....................    1,616,250
                                                -----------
             ILLINOIS -- 11.3%
    500,000  Chicago Metropolitan Water
             Reclamation District, Capital
             Improvement, GO,
             6.20%, 1/1/98....................      511,210
  1,000,000  Chicago Metropolitan Water
             Reclamation District, Working
             Cash Fund, GO,
             5.90%, 12/1/04...................    1,076,250
  1,010,000  Cook County High School District
             No. 227,
             5.00%, 12/1/05...................    1,013,787
  1,000,000  Illinois Educational Facilities
             Authority Revenue, Loyola
             University, Series A,
             6.30%, 7/1/98 (Insured by
             MBIA)............................    1,035,000
  1,000,000  Illinois State Sales Tax Revenue,
             Series O,
             5.90%, 6/15/01...................    1,047,500
                                                -----------
                                                  4,683,747
                                                -----------
             KENTUCKY -- 2.5%
  1,000,000  Kentucky State Property &
             Buildings, Commission, Project
             No. 53,
             5.80%, 10/1/98...................    1,026,250
                                                -----------

 PRINCIPAL                                         VALUE
  AMOUNT                                         (NOTE 2)
-----------                                     -----------
MUNICIPAL SECURITIES (CONTINUED)
             LOUISIANA -- 2.5%
$ 1,000,000  Louisiana State Gas & Fuels Tax
             Revenue, Series A,
             7.00%, 11/15/98 (Insured by
             FGIC)............................  $ 1,048,750
                                                -----------
             MARYLAND -- 2.5%
  1,000,000  Washington Suburban Sanitary
             District, Sewerage Disposal,
             First Series, GO,
             6.13%, 6/1/98....................    1,028,750
                                                -----------
             MASSACHUSETTS -- 2.5%
  1,000,000  Massachusetts State, Series B,
             GO,
             5.10%, 11/1/02...................    1,028,750
                                                -----------
             MICHIGAN -- 13.3%
  1,235,000  Detroit, GO, Prerefunded
             4/1/01 @ 102,
             8.00%, 4/1/11....................    1,420,250
  1,000,000  Detroit, Self-Insurance,
             Series A, GO,
             5.20%, 5/1/98....................    1,003,750
    500,000  Michigan State Hospital Finance
             Authority, Genesys Health
             Systems, Series A,
             6.40%, 10/1/97...................      505,885
  1,600,000  Michigan State Hospital Finance
             Authority Revenue, Sisters of
             Mercy Health Corp., Series P,
             4.60%, 8/15/02 (Insured by
             MBIA)............................    1,588,000
  1,000,000  Michigan State Housing
             Development Authority, Rental
             Housing Revenue,
             5.15%, 10/1/00 (Insured by
             MBIA)............................    1,015,000
                                                -----------
                                                  5,532,885
                                                -----------
             MINNESOTA -- 2.4%
  1,000,000  University of Minnesota,
             4.80%, 8/15/03...................    1,000,000
                                                -----------
             NEVADA -- 2.7%
  1,090,000  Las Vegas, GO,
             6.75%, 8/1/98 (Insured by
             MBIA)............................    1,134,962
                                                -----------
             NEW JERSEY -- 2.7%
  1,000,000  New Jersey Economic Development
             Authority, Series A, Market
             Transition Facility Revenue,
             7.00%, 7/1/03 (Insured by
             MBIA)............................    1,130,000
                                                -----------

                                  Continued
                                      13

                        The Kent    LIMITED TERM TAX-FREE FUND
                        Funds       PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

 PRINCIPAL                                         VALUE
  AMOUNT                                         (NOTE 2)
-----------                                     -----------
MUNICIPAL SECURITIES (CONTINUED)
             OKLAHOMA -- 5.2%
$ 1,000,000  Oklahoma County Independent,
             School District No. 89, GO,
             5.40%, 2/1/99....................  $ 1,021,250
  1,115,000  Tulsa Industrial Authority
             Revenue, University of Tulsa,
             Series A,
             5.50%, 10/1/00 (Insured by
             MBIA)............................    1,155,419
                                                -----------
                                                  2,176,669
                                                -----------
             PENNSYLVANIA -- 2.4%
  1,000,000  Pennsylvania State,
             First Series, GO,
             5.00%, 5/1/99....................    1,016,250
                                                -----------
             SOUTH DAKOTA -- 2.5%
  1,050,000  Sioux Falls Sales Tax Revenue,
             Series A,
             4.50%, 11/15/01..................    1,047,375
                                                -----------
             TEXAS -- 14.2%
  1,000,000  Harris County Flood Control
             District, Series C, GO,
             Prerefunded 11/1/99 @ 100,
             6.50%, 11/1/10 (Insured by
             MBIA)............................    1,058,750
  1,000,000  Houston Independent School
             District, GO, Public Property
             Finance Contractual Obligation,
             6.25%, 7/15/99...................    1,047,500
  1,500,000  Houston Water & Sewer System
             Revenue, Junior Lien, Series C,
             4.75%, 12/1/97 (Insured by
             MBIA)............................    1,513,530
  1,000,000  Pasadena Independent School
             District, GO, Prerefunded
             8/15/01 @ 100,
             6.75%, 8/15/05 (Insured by
             FGIC)............................    1,092,500
  1,100,000  Texas State Public Finance
             Authority, Building Revenue,
             Series A,
             6.00%, 8/1/02 (Insured by
             AMBAC)...........................    1,179,750
                                                -----------
                                                  5,892,030
                                                -----------
             UTAH -- 2.6%
  1,000,000  Intermountain Power Agency, Utah
             Power Supply, Series A,
             Prerefunded 7/1/99 @ 102,
             7.00%, 7/1/21....................    1,083,750
                                                -----------

 PRINCIPAL                                         VALUE
  AMOUNT                                         (NOTE 2)
-----------                                     -----------
MUNICIPAL SECURITIES (CONTINUED)
             VIRGINIA -- 3.7%
$ 1,500,000  Norfolk, GO,
             5.13%, 6/1/01....................  $ 1,541,250
                                                -----------
             WEST VIRGINIA -- 2.6%
  1,000,000  West Virginia State Hospital
             Finance Authority, Revenue,
             Cabell Huntington Hospital, Inc.,
             Series B, Prerefunded
             1/1/99 @ 102,
             7.70%, 1/1/19....................    1,085,000
                                                -----------
             WISCONSIN -- 2.5%
  1,000,000  Green Bay, Series A, GO,
             5.10%, 4/1/00....................    1,025,000
                                                -----------
             WYOMING -- 2.5%
  1,000,000  Campbell County School District,
             No. 001 Gillette, GO,
             5.15%, 6/1/02....................    1,026,250
                                                -----------
             TOTAL MUNICIPAL SECURITIES.......   40,580,281
                                                -----------
             (cost $39,983,660)

  SHARES
-----------
             INVESTMENT COMPANY -- 1.0%
    407,775  Dreyfus Tax-Exempt Cash
             Management Fund..................      407,775
                                                -----------
             TOTAL INVESTMENT COMPANY.........      407,775
                                                -----------
             (cost $407,775)
TOTAL INVESTMENTS -- 98.6%....................   40,988,056
(cost $40,391,435)(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.4%.........................      589,263
                                                -----------
NET ASSETS -- 100.0%..........................  $41,577,319
                                                ===========

---------------------------------------
Percentages indicated are based on net assets of $41,577,319.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:
             Unrealized appreciation.............  $601,011
             Unrealized depreciation.............    (4,390)
                                                   --------
             Net unrealized appreciation.........  $596,621
                                                   ========
AMBAC     AMBAC Indemnity Corp.
FGIC      Financial Guaranty Insurance Corp.
GO        General Obligation
MBIA      Municipal Bond Insurance Association



                      See Notes to Financial Statements.
                                      14

                        The Kent    INTERMEDIATE TAX-FREE FUND
                        Funds       PORTFOLIO OF INVESTMENTS
                                    DECEMBER 31, 1996

PRINCIPAL
AMOUNT
------
                                                  VALUE
                                                 (NOTE 2)
                                               ------------
             MUNICIPAL SECURITIES -- 98.2%
             ALASKA -- 3.2%
 $1,520,000  Alaska Municipal Bond Bank
             Authority, Series A, GO, 4.75%,
             10/1/99.........................  $  1,527,600
  1,000,000  Anchorage, GO, 6.30%, 7/1/99
             (Insured by MBIA)...............     1,047,500
  1,000,000  Anchorage Electric Utility,
             Revenue Bond, Senior Lien,
             5.50%, 12/1/03, Callable 6/1/03
             @ 102 (Insured by MBIA).........     1,038,750
  5,000,000  North Slope Boro, Series B, GO,
             7.50%, 6/30/01 (Insured by
             FSA)............................     5,587,500
                                               ------------
                                                  9,201,350
                                               ------------
             ARIZONA -- 4.2%
  5,000,000  Arizona State Transportation
             Board, Excise Tax Revenue,
             Series A, Maricopa County
             Regional Area Read, 5.60%,
             7/1/03 (Insured by AMBAC).......     5,262,500
  1,500,000  Pima County Unified School
             District, No. 1 Tucson, Series
             B, GO, 6.80%, 7/1/00............     1,620,000
  5,000,000  Salt River Project Agricultural
             Improvement and Power District
             Electric System, Series A,
             5.625%, 1/1/06..................     5,299,400
                                               ------------
                                                 12,181,900
                                               ------------
             CALIFORNIA -- 7.2%
  3,400,000  California State, GO, 6.60%,
             2/1/10..........................     3,838,702
  2,250,000  Metropolitan Water District,
             Southern California Waterworks
             Revenue, Series B, 5.50%, 7/1/03
             (Insured by MBIA)...............     2,370,937

 PRINCIPAL                                        VALUE
  AMOUNT                                         (NOTE 2)
-----------                                    ------------
MUNICIPAL SECURITIES (CONTINUED)

 $3,000,000  Orange County, Series A,
             Refunding Recovery Bonds, 6.00%,
             6/1/10 (Insured by MBIA)........    $3,206,250

             CALIFORNIA (CONTINUED)
  2,000,000  Riverside County Transportation
             Commission, Sales Tax Revenue,
             Series A, 5.60%, 6/1/05 (Insured
             by AMBAC).......................     2,112,500
  1,000,000  San Francisco City & County
             School District, Facility
             Improvements, Series C, GO,
             6.00%, 6/15/01 (Insured by
             FGIC)...........................     1,062,500
  2,000,000  Turlock Irrigation District
             Revenue, Series A, 6.00%, 1/1/06
             (Insured by MBIA)...............     2,170,000
  4,850,000  University of California
             Revenue, Multiple Purpose
             Projects, Series B, 9.00%,
             9/1/03 (Insured by MBIA)........     6,001,875
                                               ------------
                                                 20,762,764
                                               ------------
             COLORADO -- 2.5%
  4,000,000  Arapahoe County School District
             No. 5, Cherry Creek, Series A,
             GO, 5.25%, 12/15/02.............     4,145,000
  1,000,000  Colorado Springs Utility
             Revenue, Series A, 6.50%,
             11/15/03........................     1,088,750
  2,000,000  Jefferson County School District
             No. 1, Series A, GO, 4.00%,
             12/15/98........................     1,995,000
                                               ------------
                                                  7,228,750
                                               ------------
             CONNECTICUT -- 1.5%
  4,000,000  Connecticut State, Series A
             6.00%, 5/15/02..................     4,285,000
                                               ------------

                                   Continued

                        The Kent    INTERMEDIATE TAX-FREE FUND
                        Funds       PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

 PRINCIPAL                                        VALUE
  AMOUNT                                         (NOTE 2)
-----------                                    ------------
MUNICIPAL SECURITIES (CONTINUED)
             FLORIDA -- 4.8%
 $1,000,000  Broward County School District,
             GO, 5.20%, 2/15/03..............  $  1,022,500
  1,000,000  Dade County Water & Sewer System
             Revenue, 5.50%, 10/1/25,
             Callable 10/1/05 @ 102 (Insured
             by FGIC)........................       981,250
  3,000,000  Florida State, Series A, Broward
             County Expressway Authority, GO
             5.90%, 7/1/97...................     3,036,150
  2,000,000  Florida State Board of Education
             Capital Outlay, Series A, GO,
             7.25%, 6/1/97...................     2,030,800
  1,140,000  Gainesville Utilities System
             Revenue, Series A, Prerefunded
             10/1/02 @ 102, 6.50%, 10/1/22...     1,262,550
  1,350,000  Jacksonville Excise Tax Revenue
             Bonds, 4.75%, 10/1/01...........     1,360,125
  2,000,000  Lakeland Electric & Water
             Revenue, 5.90%, 10/1/07.........     2,140,000
  1,000,000  Tampa Guaranteed Entitlement
             Revenue, 6.60%, 10/1/00 (Insured
             by AMBAC).......................     1,075,000
  1,000,000  Tampa Utility Tax & Special
             Revenue, 6.30%, 10/1/00 (Insured
             by AMBAC).......................     1,065,000
                                               ------------
                                                 13,973,375
                                               ------------
             GEORGIA -- 4.3%
  2,670,000  Atlanta Airport Facilities
             Revenue, Series B, (AMT), 5.50%,
             1/1/03 (Insured by AMBAC).......     2,763,450
  4,000,000  Georgia State, Series B, GO,
             5.95%, 3/1/08...................     4,330,000
  4,000,000  Georgia State, Series F, GO,
             6.50%, 12/1/01..................     4,385,000
  1,000,000  Georgia State Tollway Authority
             Revenue, Georgia 400 Project,
             6.25%, 7/1/00...................     1,067,500
                                               ------------
                                                 12,545,950
                                               ------------

 PRINCIPAL                                        VALUE
  AMOUNT                                         (NOTE 2)
-----------                                    ------------
MUNICIPAL SECURITIES (CONTINUED)
             HAWAII -- 1.2%
  1,025,000  Honolulu City & County, Series
             A, GO, 5.60%, 1/1/05............  $  1,074,969
  1,000,000  Honolulu City & County, Series
             D, GO, 6.50%, 12/1/00...........     1,080,000
  1,150,000  Maui County, Series A, GO,
             Prerefunded 12/1/00 @ 101,
             6.80%, 12/1/03 (Insured by
             AMBAC)..........................     1,263,562
                                               ------------
                                                  3,418,531
                                               ------------
             ILLINOIS -- 6.5%
  2,000,000  Chicago Metropolitan Water,
             Reclamation District, Capital
             Improvement, GO, 6.80%,
             1/1/03..........................     2,152,500

 $3,000,000  Chicago Metropolitan Water,
             Reclamation District, Capital
             Improvement, GO, 5.50%,
             12/1/10.........................  $  3,033,750
  2,000,000  Chicago School Finance
             Authority, Series A, GO, 4.90%,
             6/1/05 (Insured by MBIA)........     1,987,500
  4,270,000  DuPage & Will Counties Community
             Schools, District No. 204, GO,
             4.95%, 12/30/01 (Insured by
             FGIC)...........................     4,344,725
  4,000,000  Illinois Development Finance
             Authority, Pollution Control
             Revenue, Commonwealth Edison,
             5.30%, 1/15/04 (Insured by
             MBIA)...........................     4,085,000
  3,135,000  Northwest Suburban Municipal
             Joint Action, Water Agency,
             Water Supply System, Series A,
             5.25%, 5/1/04 (Insured by
             MBIA)...........................     3,162,431
                                               ------------
                                                 18,765,906
                                               ------------
             INDIANA -- 3.1%
  2,000,000  Indiana Municipal Power Supply
             System Revenue, Series B, 5.88%,
             1/1/10 (Insured by MBIA)........     2,112,500
  3,000,000  Indiana Municipal Power Supply
             System Revenue, Series B, 6.00%,
             1/1/13 (Insured by MBIA)........     3,150,000
  1,000,000  Indiana Transportation Finance
             Authority, Highway Revenue,
             Series A, 5.75%, 6/1/12 (Insured
             by AMBAC).......................     1,033,750

                                   Continued

                                    INTERMEDIATE TAX-FREE FUND
                        The Kent    PORTFOLIO OF INVESTMENTS (CONTINUED)
                        Funds       DECEMBER 31, 1996

 PRINCIPAL                                        VALUE
  AMOUNT                                         (NOTE 2)
-----------                                    ------------
MUNICIPAL SECURITIES (CONTINUED)
             INDIANA (CONTINUED)
 $1,000,000  Purdue University Dormitory
             System Revenue, Series A, 6.40%,
             7/1/99 (Insured by AMBAC).......  $  1,046,250
  1,000,000  Purdue University Student Fee
             Revenue, Series D, 6.50%,
             7/1/03..........................     1,080,000
    500,000  St. Joseph County Educational
             Facilities Revenue, University
             of Notre Dame, 6.50%, 3/1/26....       565,625
                                               ------------
                                                  8,988,125
                                               ------------
             KENTUCKY -- 0.4%
  1,000,000  Kentucky State Property &
             Buildings, Prerefunded 8/1/05 @
             100, 6.00%, 8/1/10..............     1,061,250
                                               ------------
             LOUISIANA -- 1.4%
  4,000,000  Louisiana State, Series A, GO,
             5.30%, 8/1/04 (Insured by
             MBIA)...........................     4,110,000
                                               ------------
             MASSACHUSETTS -- 4.5%
  5,000,000  Massachusetts Bay Transportation
             Authority, Series A, 5.05,
             3/1/02..........................     5,106,250
  3,750,000  Massachusetts State, Special
             Obligation Revenue, Series A,
             5.25%, 6/1/08 (Insured by
             AMBAC)..........................     3,764,062
  4,000,000  Massachusetts State Turnpike
             Authority, Series A, Bond
             Anticipation Note, 5.00%,
             6/1/99..........................     4,070,000
                                               ------------
                                                 12,940,312
                                               ------------
             MICHIGAN -- 18.4%
  4,000,000  Battle Creek Downtown
             Development Authority, Tax
             Increment Revenue, 7.30%,
             5/1/10..........................     4,465,000
  2,100,000  Caledonia Community Schools, GO,
             Prerefunded 5/1/02 @ 102, 6.70%,
             5/1/22 (Insured by AMBAC).......     2,344,125
  3,000,000  Detroit, GO, Distributable State
             Aid, 5.70%, 5/1/01 (Insured by
             AMBAC)..........................     3,127,500
  3,000,000  Detroit Sewage Disposal Revenue,
             Series B, 6.00%, 7/1/09 (Insured
             by MBIA)........................     3,232,500

 PRINCIPAL                                        VALUE
  AMOUNT                                         (NOTE 2)
-----------                                    ------------
MUNICIPAL SECURITIES (CONTINUED)
             MICHIGAN (CONTINUED)
 $1,750,000  Detroit Water Supply System,
             5.70%, 7/1/00 (Insured by
             FGIC)...........................  $  1,822,188
  6,000,000  Detroit Water Supply System,
             Permanent Linked Bonds, 5.25%,
             7/1/13 (Insured by FGIC)........     5,835,000
  2,840,000  Grand Ledge Public Schools
             District, GO, 5.35%, 5/1/10
             (Insured by MBIA)...............     2,840,000
  1,700,000  Greater Detroit Resource
             Recovery Authority, Series A,
             5.50%, 12/13/04 (Insured by
             AMBAC)..........................     1,776,500
  2,000,000  Kalamazoo Hospital Finance
             Authority, Refunding &
             Improvement, Bronson Methodist
             Hospital, 5.35%, 5/15/06
             (Insured by MBIA)...............     2,037,500
  1,675,000  Lanse Creuse Public Schools, GO,
             5.30%, 5/1/07...................     1,685,469
  1,475,000  Michigan State Environmental
             Protection, Prerefunded 11/15/99
             @ 102, 7.10%, 11/15/09..........     1,611,438
  2,000,000  Michigan State Comprehensive
             Transportation, Series B, 5.50%,
             5/15/02.........................     2,075,000
  1,450,000  Michigan State Hospital Finance
             Authority Revenue, St. John
             Hospital & Medical Center,
             5.00%, 5/15/06 (Insured by
             AMBAC)..........................     1,442,750
  1,000,000  Michigan State South Central
             Power Agency, Power Supply
             System Revenue, 5.80%, 11/1/05
             (Insured by MBIA)...............     1,065,000
  2,300,000  Michigan State Strategic Fund,
             Limited Obligation Revenue, Ford
             Motor Co. Project, Series A,
             7.10%, 2/1/06...................     2,670,875
  2,500,000  Michigan State Trunk Line,
             Series A, 5.50%, 10/1/02........     2,600,000
  1,340,000  Michigan State University,
             Series A, 4.80%, 2/15/08........     1,291,425
  2,000,000  Northville Public Schools,
             Series A, GO, 7.00%, 5/1/08.....     2,155,000
  1,575,000  South Redford School District,
             5.25%, 5/1/09 (Insured by
             FGIC)...........................     1,569,094

                                   Continued

                                    INTERMEDIATE TAX-FREE FUND
                        The Kent    PORTFOLIO OF INVESTMENTS (CONTINUED)
                        Funds       DECEMBER 31, 1996

 PRINCIPAL                                        VALUE
  AMOUNT                                         (NOTE 2)
-----------                                    ------------
MUNICIPAL SECURITIES (CONTINUED)
             MICHIGAN (CONTINUED)
 $3,700,000  University of Michigan Hospital
             Revenue, Series A, 5.10%*,
             1/2/97..........................  $  3,700,000
  2,725,000  Walled Lake Consolidated School
             District, 5.50%, 5/1/02.........     2,837,406
  1,000,000  Western Michigan University
             Revenue, GO, 5.40%, 11/15/01
             (Insured by FGIC)...............     1,047,500
                                               ------------
                                                 53,231,270
                                               ------------
             MINNESOTA -- 1.3%
  1,000,000  Minneapolis Community
             Development Agency, Tax
             Increment Revenue, 7.00%, 9/1/00
             (Insured by MBIA)...............     1,088,750
  2,810,000  North St. Paul Maplewood,
             Independent School District No.
             622, Series A, GO, 5.13%,
             2/1/25..........................     2,634,375
                                               ------------
                                                  3,723,125
                                               ------------
             NEVADA -- 1.0%
  2,500,000  Clark County School District,
             Group 2, GO, Prerefunded 5/1/00
             @ 102, 7.20%, 5/1/01 (Insured by
             FGIC)...........................     2,762,500
                                               ------------
             NEW JERSEY -- 3.6%
  1,375,000  New Jersey State, Series D, GO,
             5.25%, 2/15/01..................     1,421,406
  6,000,000  New Jersey State Economic
             Development Authority, Market
             Transition Facility Revenue,
             Senior Lien, Series A, 7.00%,
             7/1/04 (Insured by MBIA)........     6,855,000
  2,000,000  New Jersey State Transportation
             Trust Fund Authority,
             Transportation System, Series A,
             6.00%, 12/15/06 (Insured by
             MBIA)...........................     2,167,500
                                               ------------
                                                 10,443,906
                                               ------------
             NEW YORK -- 1.5%
  1,130,000  Metropolitan Transportation
             Authority, Series M, 5.50%,
             7/1/08 (Insured by FGIC)........     1,168,137

 PRINCIPAL                                        VALUE
  AMOUNT                                         (NOTE 2)
-----------                                    ------------
MUNICIPAL SECURITIES (CONTINUED)
             NEW YORK (CONTINUED)
 $3,000,000  Triborough Bridge & Tunnel
             Authority, General Purpose,
             Series Y, 5.50%, 1/1/17.........  $  3,033,750
                                               ------------
                                                  4,201,887
                                               ------------
             NORTH CAROLINA -- 0.7%
  2,000,000  North Carolina Municipal Power,
             Agency No. 1, Catawba Electric
             Revenue, 5.90%, 1/1/03..........     2,072,500
                                               ------------
             OHIO -- 0.8%
  2,125,000  Columbus, Sewer Improvement, GO,
             6.30%, 9/15/99..................     2,241,875
                                               ------------
             OKLAHOMA -- 1.4%
  1,825,000  Grand River Dam Authority
             Revenue, Prerefunded 6/1/97 @
             100, 7.20%, 6/1/98..............     1,844,619
  2,000,000  Tulsa Industrial Authority
             Revenue, University of Tulsa,
             Series A, 6.00%, 10/1/16
             (Insured by MBIA)...............     2,127,500
                                               ------------
                                                  3,972,119
                                               ------------
             PENNSYLVANIA -- 3.6%
  4,000,000  Allegheny County, Refunding
             Series C-45, 5.10%, 10/1/06
             (Insured by FGIC)...............     4,080,000
  4,375,000  Chartiers Valley Joint School
             District Authority, School
             Revenue, ETM, 6.15%, 3/1/07.....     4,730,469
  1,475,000  Pennsylvania State, Series A,
             GO, Prerefunded 5/1/00 @ 101.5,
             7.00%, 5/1/05...................     1,613,281
                                               ------------
                                                 10,423,750
                                               ------------
             PUERTO RICO -- 2.5%
  3,055,000  Puerto Rico Commonwealth,
             Aqueduct & Sewer Authority,
             6.00%, 7/1/06...................     3,272,669
  2,000,000  Puerto Rico Commonwealth,
             Highway & Transportation
             Authority, Highway Revenue,
             Series X, 4.90%, 7/1/01.........     2,022,500

                                   Continued

                        The Kent  INTERMEDIATE TAX-FREE FUND
                        Funds PORTFOLIO OF INVESTMENTS (CONTINUED) DECEMBER 31, 1996

 PRINCIPAL                                        VALUE
  AMOUNT                                         (NOTE 2)
-----------                                    ------------
MUNICIPAL SECURITIES (CONTINUED)
             PUERTO RICO (CONTINUED)
 $2,000,000  Puerto Rico Electric Power
             Authority Revenue, Series W,
             5.00%, 7/1/98...................  $  2,022,500
                                               ------------
                                                  7,317,669
                                               ------------
             RHODE ISLAND -- 1.4%
  1,000,000  Providence, GO, 6.70%, 1/15/02
             (Insured by MBIA)...............     1,078,750
  2,000,000  State Depositors Economic
             Protection Corp., Series A,
             Special Obligation, 6.15%,
             8/1/99 (Insured by MBIA)........     2,082,500
  1,000,000  State Depositors Economic
             Protection Corp., Series B,
             Special Obligation, 5.20%,
             8/1/03 (Insured by MBIA)........     1,025,000
                                               ------------
                                                  4,186,250
                                               ------------
             TENNESSEE -- 0.5%
  1,230,000  Tennessee State, Series B, GO,
             6.20%, 6/1/01...................     1,320,712
                                               ------------
             TEXAS -- 9.5%
  1,000,000  Austin Independent School
             District, GO, 6.20%, 8/1/99.....     1,048,750
  2,245,000  Dallas Independent School
             District, GO, 5.40%, 8/15/03....     2,340,413
  1,055,000  Hays Consolidated Independent
             School District, 6.00%,
             9/1/02..........................     1,138,081
  1,190,000  Hays Consolidated Independent
             School District, 6.00%,
             9/1/04..........................     1,291,150
  1,000,000  Houston Water & Sewer System,
             Prior Lien, Series A, 7.00%,
             12/1/01 (Insured by AMBAC)......     1,107,500
  1,500,000  Houston Water & Sewer System,
             Junior Lien, Series C, 5.75%,
             12/1/03 (Insured by MBIA).......     1,586,250
  3,000,000  Lower Colorado River Authority,
             4.90%, 1/1/07...................     2,977,500
  1,050,000  Round Rock Independent School
             District, GO, 5.25%, 2/15/05....     1,077,562
  2,800,000  Texas Municipal Power Agency,
             5.60%, 9/1/01 (Insured by
             MBIA)...........................     2,919,000

 PRINCIPAL                                        VALUE
  AMOUNT                                         (NOTE 2)
-----------                                    ------------
MUNICIPAL SECURITIES (CONTINUED)

             TEXAS (CONTINUED)
 $4,450,000  Texas State, Series A, GO,
             5.70%, 10/1/03..................    $4,728,125
  5,595,000  Texas State Public Finance
             Authority, Series A, 6.50%,
             10/1/04.........................     6,245,419
  1,015,000  University of Texas, Series A,
             6.60%, 8/15/02..................     1,121,575
                                               ------------
                                                 27,581,325
                                               ------------
             UTAH -- 0.6%
  1,690,000  Davis County Solid Waste
             Management & Recovery, Special
             Service District, 4.90%,
             6/15/97.........................     1,690,693
                                               ------------
             VIRGINIA -- 1.0%
  3,000,000  Norfolk, GO, 5.20%, 6/1/08......     3,018,750
                                               ------------
             WASHINGTON -- 3.9%
  8,000,000  Washington State, Series A, GO,
             5.50%, 9/1/05...................     8,300,000
    850,000  Washington State, Series III-H,
             Motor Vehicle Fuel Tax, GO,
             5.75%, 9/1/12...................       882,938
  2,000,000  Washington State Public Power
             Supply System, Nuclear Project
             No. 1 Bond Revenue, Series C,
             7.25%, 7/1/00 (Insured by
             FGIC)...........................     2,170,000
                                               ------------
                                                 11,352,938
                                               ------------
             WEST VIRGINIA -- 0.4%
  1,095,000  West Virginia School Building
             Authority Revenue, Capital
             Improvement, Series A, 6.70%,
             7/1/00 (Insured by MBIA)........     1,173,019
                                               ------------
             WISCONSIN -- 1.3%
  1,025,000  Milwaukee Metropolitan Sewer
             District, Series A, GO, 6.60%,
             10/1/99.........................     1,082,656
  1,500,000  Milwaukee Metropolitan Sewer
             District, Series A, GO, 6.70%,
             10/1/00.........................     1,612,500
  1,000,000  Wisconsin State Public Power
             Supply System, Series A, 7.00%,
             7/1/01 (Insured by AMBAC).......     1,096,250
                                               ------------
                                                  3,791,406
                                               ------------
             TOTAL MUNICIPAL SECURITIES......   283,968,907
                                               ------------
             (cost $274,158,372)

                                  Continued

                        The Kent    INTERMEDIATE TAX-FREE FUND
                        Funds       PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
-----------                                    ------------
             INVESTMENT COMPANY -- 0.3%
    713,880  Dreyfus Tax-Exempt Cash
             Management Fund.................  $    713,880
                                               ------------
             TOTAL INVESTMENT COMPANY........       713,880
                                               ------------
             (cost $713,880)
TOTAL INVESTMENTS -- 98.5%...................   284,682,787
(cost $274,872,252)(a)
OTHER ASSETS IN EXCESS OF
LIABILITIES -- 1.5%..........................     4,360,118
                                               ------------
NET ASSETS -- 100.0%.........................  $289,042,905
                                               ============

---------------------------------------
Percentages indicated are based on net assets of $289,042,905.

* Variable rate security. Rate presented represents rate in effect at December 31, 1996. Maturity date reflects next rate change date.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

             Unrealized appreciation.........   $10,144,475
             Unrealized depreciation.........      (333,940)
                                               ------------
             Net unrealized appreciation.....   $ 9,810,535
                                                ===========
AMBAC   AMBAC Indemnity Corporation
AMT     Alternative Minimum Tax Paper
ETM     Escrowed to Maturity
FGIC    Financial Guaranty Insurance Corp.
FSA     Financial Security Assurance
GO      General Obligation
MBIA    Municipal Bond Insurance Association

                       See Notes to Financial Statements.

                        The Kent    TAX-FREE INCOME FUND
                        Funds       PORTFOLIO OF INVESTMENTS
                                    DECEMBER 31, 1996

 PRINCIPAL                                        VALUE
  AMOUNT                                         (NOTE 2)
-----------                                    ------------
             MUNICIPAL SECURITIES -- 97.5%
             CALIFORNIA -- 11.1%
 $2,000,000  California State, GO,
             6.25%, 9/1/12...................  $  2,182,500
  1,400,000  California State, GO,
             7.00%, 6/1/05...................     1,601,250
  1,570,000  California State Public Works
             Board Lease Revenue, University
             of California Projects, Series
             A, Prerefunded 12/1/02 @ 102,
             6.60%, 12/2/22..................     1,768,213
  3,000,000  Northern California Power Agency
             Revenue, Geothermal Project,
             Series A,
             5.50%, 7/1/05 (Insured by
             AMBAC)..........................     3,150,000
  2,000,000  Orange County, Series A,
             6.00%, 6/1/10 (Insured by
             MBIA)...........................     2,137,500
  1,380,000  Turlock Irrigation District
             Revenue, Series A,
             6.00%, 1/1/07 (Insured by
             MBIA)...........................     1,495,575
                                               ------------
                                                 12,335,038
                                               ------------
             COLORADO -- 1.9%
  2,000,000  Denver City & County Airport
             Revenue, Series C, (AMT),
             6.75%, 11/15/22.................     2,115,000
                                               ------------
             FLORIDA -- 3.5%
  1,000,000  Dade County Water & Sewer System
             Revenue,
             5.50%, 10/1/25, Callable 10/1/05
             @ 102 (Insured by FGIC).........       981,250
  1,355,000  Florida State Board of Education
             Capital Outlay, Public
             Education, Series E, GO,
             5.10%, 6/1/12...................     1,314,350
  1,400,000  Port Everglades Authority, Port
             Improvement, ETM,
             7.13%, 11/1/16..................     1,643,250
                                               ------------
                                                  3,938,850
                                               ------------
             GEORGIA -- 1.0%
  1,000,000  Georgia State, Series B, GO,
             5.95%, 3/1/08...................     1,082,500
                                               ------------
             HAWAII -- 0.9%
  1,000,000  Honolulu City & County, Series
             A, GO,
             5.75%, 4/1/10...................     1,047,500
                                               ------------
             ILLINOIS -- 8.4%
  2,000,000  Chicago Metropolitan Water
             Reclamation District, Capital
             Improvement, GO,
             5.50%, 12/1/10..................     2,022,500
  1,000,000  Chicago Public Building
             Commission, Series A,
             7.00%, 1/1/20 (Insured by
             MBIA)...........................     1,186,250

 PRINCIPAL                                        VALUE
  AMOUNT                                         (NOTE 2)
-----------                                    ------------
MUNICIPAL SECURITIES (CONTINUED)
             ILLINOIS (CONTINUED)
 $2,000,000  Chicago School Finance
             Authority, Series A, GO,
             4.90%, 6/1/05 (Insured by
             MBIA)...........................  $  1,987,500
  2,000,000  Du Page & Will Counties,
             Community School District No.
             204, GO,
             4.95%, 12/30/01 (Insured by
             FGIC)...........................     2,035,000
  1,000,000  Illinois State Sales Tax, Series
             S,
             5.00%, 6/15/08..................       980,000
  1,000,000  Will County Forest Preserve
             District, GO,
             5.90%, 12/1/03 (Insured by
             AMBAC)..........................     1,063,750
                                               ------------
                                                  9,275,000
                                               ------------
             INDIANA -- 5.8%
  2,000,000  Indiana Municipal Power Supply
             Agency, Series B,
             6.00%, 1/1/13 (Insured by
             MBIA)...........................     2,100,000
  2,250,000  Indiana State Office Building
             Commission, Capital Complex,
             Government Center Parking
             Facilities, Series A,
             4.80%, 7/1/03 (Insured by
             AMBAC)..........................     2,250,000
  1,000,000  Indiana Transportation Finance
             Authority, Highway Revenue,
             Series A,
             5.75%, 6/1/12 (Insured by
             AMBAC)..........................     1,033,750
  1,000,000  Marion County Hospital Authority
             Revenue, Community Hospital,
             Indianapolis Project,
             6.00%, 5/1/06...................     1,063,750
                                               ------------
                                                  6,447,500
                                               ------------
             IOWA -- 2.0%
  2,055,000  Iowa Finance Authority Private
             College Revenue, Drake
             University Project,
             6.50%, 12/1/11 (Insured by
             MBIA)...........................     2,273,344
                                               ------------
             LOUISIANA -- 2.9%
  3,000,000  Louisiana State Gas & Fuels Tax
             Revenue, Series A,
             7.25%, 11/15/00.................     3,273,750
                                               ------------
             MARYLAND -- 1.8%
  2,000,000  Prince Georges County,
             Consolidated Public Improvement,
             GO,
             5.00%, 1/1/02 (Insured by
             MBIA)...........................     2,047,500
                                               ------------

                                   Continued

                        The Kent    TAX-FREE INCOME FUND
                        Funds       PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

 PRINCIPAL                                        VALUE
  AMOUNT                                         (NOTE 2)
-----------                                    ------------
MUNICIPAL SECURITIES (CONTINUED)
             MASSACHUSETTS -- 3.5%
 $1,000,000  Massachusetts State, Series B,
             GO,
             5.40%, 11/1/06..................  $  1,036,250
  1,000,000  Massachusetts State Industrial
             Finance Agency, Resource
             Recovery Revenue, Refusetech,
             Inc. Project, Series A,
             5.25%, 7/1/99 (Insured by
             FSA)............................     1,020,000
  2,000,000  Massachusetts State Water,
             Resource Authority, Series B,
             5.00%, 12/1/25 (Insured by
             MBIA)...........................     1,817,500
                                               ------------
                                                  3,873,750
                                               ------------
             MICHIGAN -- 23.8%
  2,000,000  Battle Creek Downtown
             Development Authority, Tax
             Increment Revenue,
             7.30%, 5/1/10...................     2,232,500
  1,300,000  Berkley City School District,
             GO,
             7.00%, 1/1/07 (Insured by
             FGIC)...........................     1,499,875
  2,000,000  Detroit Sewage Disposal Revenue,
             Series B,
             6.00%, 7/1/09 (Insured by
             MBIA)...........................     2,155,000
  1,000,000  Detroit Water Supply System,
             Series B,
             5.10%, 7/1/07 (Insured by
             MBIA)...........................       995,000
    930,000  Kent County Airport Facility,
             Kent County International
             Airport, (AMT),
             5.50%, 1/1/07...................       964,875
  1,000,000  Michigan State Hospital
             Financial Authority,
             5.50%, 1/1/16, Callable 1/1/07 @
             102 (Insured by AMBAC)..........       981,250
  2,365,000  Michigan State Hospital Finance
             Authority, Detroit Medical
             Center, Series B,
             5.00%, 8/15/06 (Insured by
             AMBAC)..........................     2,344,306
  2,000,000  Michigan State Hospital Finance
             Authority, Henry Ford Health,
             Series A,
             5.25%, 11/15/20 (Insured by
             AMBAC)..........................     1,892,500
  2,000,000  Michigan State Hospital Finance
             Authority, Sisters of Mercy,
             Series P,
             5.25%, 8/15/21 (Insured by
             MBIA)...........................     1,890,000

 PRINCIPAL                                        VALUE
  AMOUNT                                         (NOTE 2)
-----------                                    ------------
MUNICIPAL SECURITIES (CONTINUED)
             MICHIGAN (CONTINUED)

 $1,300,000  Michigan State Housing
             Development Authority, Rental
             Housing Revenue, Series A,
             5.15%, 4/1/02 (Insured by
             AMBAC)..........................  $  1,322,750
  1,000,000  Michigan State South Central
             Power Agency, Power Supply
             System Revenue,
             5.80%, 11/1/05 (Insured by
             MBIA)...........................     1,065,000
  2,000,000  Michigan State Trunk Line,
             5.50%, 11/1/16..................     1,970,000
  2,000,000  Michigan State University
             Revenue, General, Series A,
             5.50%, 8/15/22..................     1,930,000
  1,000,000  Michigan Strategic Fund, Dow
             Chemical, (AMT),
             5.10%*, 1/2/97..................     1,000,000
  2,400,000  Midland County, Economic
             Development Corp., Dow Chemical,
             Series B,
             4.15%*, 12/1/15.................     2,400,000
    500,000  University of Michigan, Hospital
             Revenue, Series A,
             5.10%*, 1/2/97..................       500,000
  1,200,000  University of Michigan, Revenue,
             5.10%*, 1/2/97..................     1,200,000
                                               ------------
                                                 26,343,056
                                               ------------
             MINNESOTA -- 1.3%
  1,500,000  North St. Paul, Maplewood
             Independent District No. 622,
             Series A, GO,
             5.13%, 2/1/25...................     1,406,250
                                               ------------
             MISSOURI -- 0.5%
    500,000  Missouri State Health &
             Education Facilities, Lake of
             Ozarks General Hospital,
             6.50%, 2/15/21..................       508,125
                                               ------------
             NEBRASKA -- 1.0%
  1,075,000  Omaha Public Power District,
             5.10%, 2/1/08...................     1,083,063
                                               ------------
             NEVADA -- 3.9%
  1,805,000  Clark County School District,
             GO,
             5.75%, 6/15/10 (Insured by
             FGIC)...........................     1,850,125
  2,000,000  Nevada State, Nevada Municipal
             Bond Bank, Series A, GO,
             8.00%, 11/1/05..................     2,450,000
                                               ------------
                                                  4,300,125
                                               ------------

                                   Continued

                        The Kent    TAX-FREE INCOME FUND
                        Funds       PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

 PRINCIPAL                                        VALUE
  AMOUNT                                         (NOTE 2)
-----------                                    ------------
MUNICIPAL SECURITIES (CONTINUED)
             NEW JERSEY -- 3.0%
 $1,500,000  New Jersey Economic Development
             Authority, Market Transition
             Facility Revenue, Senior Lien,
             7.00%, 7/1/04 (Insured by
             MBIA)...........................  $  1,713,750
  1,500,000  New Jersey State Transportation
             Trust Fund Authority,
             Transportation System, Series A,
             6.00%, 12/15/06 (Insured by
             MBIA)...........................     1,625,625
                                               ------------
                                                  3,339,375
                                               ------------
             NEW YORK -- 1.2%
  1,350,000  New York City Municipal Water &
             Sewer Revenue,
             5.50%, 6/15/24, Callable 6/15/06
             @ 101...........................     1,290,938
                                               ------------
             OKLAHOMA -- 1.9%
  1,000,000  Grand River Dam Authority,
             5.75%, 6/1/08 (Insured by
             FSA)............................     1,063,750
  1,000,000  Tulsa Industrial Authority,
             University of Tulsa, Series A,
             6.00%, 10/1/16 (Insured by
             MBIA)...........................     1,063,750
                                               ------------
                                                  2,127,500
                                               ------------
             PENNSYLVANIA -- 1.8%
  2,000,000  Pennsylvania State, First
             Series, GO,
             5.38%, 5/15/16 (Insured by
             FGIC)...........................     1,950,000
                                               ------------
             PUERTO RICO -- 0.9%
  1,000,000  Puerto Rico Commonwealth Highway
             & Transportation Authority,
             Highway Revenue, Series X,
             4.90%, 7/1/01...................     1,011,250
                                               ------------
             RHODE ISLAND -- 0.9%
  1,000,000  Convention Center Authority,
             Series B,
             5.00%, 5/15/09 (Insured by
             MBIA)...........................       977,500
                                               ------------
             SOUTH CAROLINA -- 2.5%
  1,200,000  Myrtle Beach Water & Sewer
             Revenue,
             4.90%, 3/1/02 (Insured by
             MBIA)...........................     1,210,500
  1,500,000  Myrtle Beach Water & Sewer
             Revenue,
             5.00%, 3/1/03 (Insured by
             MBIA)...........................     1,515,000
                                               ------------
                                                  2,725,500
                                               ------------

 PRINCIPAL                                        VALUE
  AMOUNT                                         (NOTE 2)
-----------                                    ------------
MUNICIPAL SECURITIES (CONTINUED)
             TENNESSEE -- 1.1%
 $1,225,000  Tennessee Housing Development
             Agency, Mortgage Finance, Series
             C (AMT),
             5.95%, 7/1/09 (Insured by
             MBIA)...........................  $  1,251,031
                                               ------------
             TEXAS -- 6.1%
  1,000,000  Brownsville Utility System,
             6.25%, 9/1/11 (Insured by
             AMBAC)..........................     1,088,750
  1,000,000  Harris County, Certificates of
             Obligation,
             6.00%, 12/15/11.................     1,073,750
  2,000,000  Texas City Industrial
             Development Corp., Marine
             Terminal Revenue, Arco Pipeline
             Co. Project,
             7.375%, 10/1/20.................     2,465,000
  2,000,000  Texas State, Series A, GO,
             5.70%, 10/1/03..................     2,125,000
                                               ------------
                                                  6,752,500
                                               ------------
             UTAH -- 1.8%
  2,175,000  Intermountain Power Agency, Utah
             Power Supply, Series D,
             5.00%, 7/1/23...................     1,976,531
                                               ------------
             VIRGINIA -- 1.1%
  1,230,000  Norfolk, State Aid, GO,
             5.40%, 6/1/12...................     1,225,386
                                               ------------
             WASHINGTON -- 1.9%
  1,000,000  Douglas County Public Utility
             District No. 001, Electric
             Distribution System,
             5.90%, 1/1/11 (Insured by
             MBIA)...........................     1,021,250
  1,000,000  Washington State, Motor Vehicle
             Fuel Tax, R-92D, GO,
             6.25%, 9/1/07...................     1,098,750
                                               ------------
                                                  2,120,000
                                               ------------

             TOTAL MUNICIPAL SECURITIES......   108,097,862
                                               ------------
             (cost $105,019,317)

                                   Continued

                       The Kent     TAX-FREE INCOME FUND
                       Funds        PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
-----------                                    ------------
INVESTMENT COMPANY -- 1.2%
 $1,315,963  Dreyfus Tax-Exempt Cash
             Management Fund.................  $  1,315,963
                                               ------------

             TOTAL INVESTMENT COMPANY........     1,315,963
                                               ------------
             (cost $1,315,963)

TOTAL INVESTMENTS -- 98.7%...................   109,413,825
(cost $106,335,280)(a)

OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.3%........................     1,469,921
                                               ------------
NET ASSETS -- 100.0%.........................  $110,883,746
                                               =============

[FN]
---------------------------------------
Percentages indicated are based on net assets of $110,883,746.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

             Unrealized appreciation.........  $  3,252,490
             Unrealized depreciation.........      (173,945)
                                               ------------
             Net unrealized appreciation.....  $  3,078,545
                                               ============

[FN]
* Variable rate security. Rate presented represents rate in effect at December 31, 1996. Maturity date reflects next rate change date.

AMBAC        AMBAC Indemnity Corp.
AMT          Alternative Minimum Tax Paper
ETM          Escrowed To Maturity
FGIC         Financial Guaranty Insurance Corp.
FSA          Financial Security Assurance
GO           General Obligation
MBIA         Municipal Bond Insurance Association

                      See Notes to Financial Statements.
                                       24

                 The Kent           MICHIGAN MUNICIPAL BOND FUND
                 Funds              PORTFOLIO OF INVESTMENTS
                                    DECEMBER 31, 1996

MUNICIPAL SECURITIES -- 98.4%
             MICHIGAN -- 93.0%
$ 1,990,000  Allegan Sanitary Sewer System
             (AMT),
             5.45%, 11/1/02..................  $  1,997,463
  1,220,000  Auburn Hills Local Development
             Authority, Tax Increment
             Revenue, Series A,
             6.75%, 11/1/97 (LC: Dai-Ichi
             Kangyo Bank Ltd.)...............     1,242,229
  2,000,000  Battle Creek Downtown
             Development Authority, Tax
             Increment Revenue,
             6.90%, 5/1/04...................     2,177,500
    695,000  Bay City School District, GO,
             5.30%, 5/1/97...................       699,413
    745,000  Bay City School District, GO,
             5.50%, 5/1/98...................       758,969
    500,000  Central Michigan University,
             6.70%, 10/1/97..................       510,055
  1,445,000  Chippewa Valley School District,
             Series A, GO,
             5.60%, 5/1/99...................     1,490,156
  1,000,000  Chippewa Valley School District,
             GO, Prerefunded 5/1/01 @ 101.5,
             6.375%, 5/1/05 (Insured by FGIC)...  1,087,500
  1,700,000  Clintondale Community School
             District, GO,
             4.65%, 5/1/03...................     1,680,875
  2,000,000  Dearborn School District, GO,
             Prerefunded 5/1/00 @ 102,
             6.625%, 5/1/09 (Insured by MBIA)...  2,177,500
  1,000,000  Dearborn School District, GO,
             Prerefunded 5/1/00 @ 102,
             6.375%, 5/1/10 (Insured by MBIA)...  1,081,250
  1,075,000  Dearborn Sewage Disposal System,
             7.00%, 4/1/99 (Insured by MBIA)...   1,132,780
    965,000  Dearborn Sewage Disposal System,
             6.90%, 4/1/02 (Insured by MBIA)...   1,059,088
  1,000,000  Detroit, GO,
             5.00%, 4/1/04...................     1,006,250
    750,000  Detroit, GO,
             5.05%, 4/1/06...................       799,688
    580,000  Detroit, GO, Distributable State
             Aid,
             5.60%, 5/1/00 (Insured by
             AMBAC)..........................       600,300
  2,500,000  Detroit, GO, Prerefunded 5/1/99
             @ 102,
             7.20%, 5/1/09 (Insured by
             AMBAC)..........................     2,712,500
  2,000,000  Detroit Convention Facility,
             Cobo Hall Expansion Project,
             4.00%, 9/30/97..................     1,999,320
  2,800,000  Detroit Sewage Disposal, Series A,
             4.85%, 7/1/01 (Insured by FGIC)...   2,835,000
    720,000  Detroit Water Supply System,
             4.30%, 7/1/00 (Insured by FGIC)...     716,400

 PRINCIPAL                                        VALUE
  AMOUNT                                         (NOTE 2)
-----------                                    ------------
MUNICIPAL SECURITIES (CONTINUED)
             MICHIGAN (CONTINUED)
$ 2,000,000  East China Township School
             District, GO,
             6.00%, 5/1/02...................  $  2,102,500
    720,000  Eastern Michigan University, GO,
             3.95%, 6/1/98 (Insured by
             AMBAC)..........................       718,200
  1,000,000  Eastern Michigan University, GO,
             5.80%, 6/1/01 (Insured by
             AMBAC)..........................     1,051,250
    405,000  Farmington Hills Economic
             Development Corp. Revenue,
             Botsford Continuing Care, Series A,
             4.90%, 2/15/02 (Insured by MBIA)...    408,038
    425,000  Farmington Hills Economic
             Development Corp. Revenue,
             Botsford Continuing Care, Series A,
             5.00%, 2/15/03 (Insured by MBIA)...    428,718
    445,000  Farmington Hills Economic
             Development Corp. Revenue,
             Botsford Continuing Care, Series A,
             5.10%, 2/15/04 (Insured by MBIA)...    448,338
    470,000  Farmington Hills Economic
             Development Corp. Revenue,
             Botsford Continuing Care, Series A,
             5.20%, 2/15/05 (Insured by MBIA)...    473,525
    275,000  Ferris State College, Special
             Obligation,
             7.50%, 8/15/03..................       278,438
  1,915,000  Flint Hospital Building
             Authority, Hurley Medical
             Center, Series A,
             7.00%, 7/1/97...................     1,933,767
  1,000,000  Grand Haven Area Public Schools,
             GO,
             5.45%, 5/1/04 (Insured by MBIA)...   1,043,750
    500,000  Grand Rapids Water Supply
             System,
             6.60%, 1/1/97 (Insured by FGIC)...     500,000
    990,000  Grand Rapids Water Supply
             System,
             7.40%, 1/1/97...................       990,000
  1,250,000  Greater Detroit Resource
             Recovery Authority Revenue,
             Series B,
             5.00%, 12/13/02 (Insured by
             AMBAC)..........................     1,271,875
  1,500,000  Haslett Public School District,
             GO, Prerefunded 5/1/00 @ 101,
             7.50%, 5/1/20...................     1,657,500
  1,000,000  Holland Electric Revenue,
             Prerefunded 7/1/99 @ 100,
             6.40%, 7/1/02...................     1,052,500
  1,100,000  Holland Electric Revenue,
             Prerefunded 7/1/99 @ 100,
             6.50%, 7/1/03...................     1,159,125

                                   Continued

                   The Kent         MICHIGAN MUNICIPAL BOND FUND
                   Funds            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

 PRINCIPAL                                        VALUE
  AMOUNT                                         (NOTE 2)
-----------                                    ------------
MUNICIPAL SECURITIES (CONTINUED)
             MICHIGAN (CONTINUED)
$   675,000  Hudsonville Public Schools,
             Series B, GO,
             4.50%, 5/1/98 (Insured by FGIC)... $    679,219
    500,000  Hudsonville Public Schools,
             Series B, GO,
             4.60%, 5/1/99 (Insured by FGIC)...      505,625
  1,250,000  Huron Valley School District,
             GO, Prerefunded 5/1/01 @ 102,
             7.10%, 5/1/08 (Insured by FGIC)...    1,400,000
    470,000  Iron Mountain City School
             District, GO,
             3.60%, 5/1/97 (Insured by
             AMBAC)..........................       470,343
    485,000  Iron Mountain City School
             District, GO,
             3.90%, 5/1/98 (Insured by
             AMBAC)..........................       483,788
  1,810,000  Kalamazoo Hospital Finance
             Authority, Refunding &
             Improvement, Bronson Methodist
             Hospital,
             4.95%, 5/15/02 (Insured by MBIA)...  1,832,625
  1,000,000  Kalamazoo Hospital Finance
             Authority, Refunding &
             Improvement, Bronson Methodist
             Hospital,
             5.25%, 5/15/05 (Insured by MBIA)...  1,020,000
  1,295,000  Kenowa Hills Public Schools, GO,
             5.50%, 5/1/05...................     1,354,894
    500,000  Kent County Airport Facility,
             Kent County International
             Airport (AMT),
             5.25%, 1/1/04...................       512,500
    505,000  Kent County Airport Facility,
             Kent County International
             Airport (AMT),
             5.30%, 1/1/05...................       519,518
    500,000  Kent Hospital Finance Authority,
             Butterworth Hospital, Series A,
             6.50%, 1/15/97..................       500,280
    500,000  Kent Hospital Finance Authority,
             Butterworth Hospital, Series A,
             6.60%, 1/15/98..................       511,655
  1,150,000  Kent Hospital Finance Authority,
             Butterworth Hospital, Series A,
             4.90%, 1/15/05..................     1,132,750
  1,500,000  Kent Hospital Finance Authority,
             Pine Rest Christian Hospital,
             5.40%, 11/1/98 (Insured by
             FGIC)...........................     1,531,875
  2,000,000  Lake Orion Community School
             District, GO,
             6.20%, 5/1/04 (Insured by
             AMBAC)..........................     2,177,500
    850,000  Lanse Creuse Public Schools, GO,
             7.70%, 5/1/04...................       878,236
 PRINCIPAL                                        VALUE
  AMOUNT                                         (NOTE 2)
-----------                                    ------------
MUNICIPAL SECURITIES (CONTINUED)
             MICHIGAN (CONTINUED)
$ 2,250,000  Michigan Higher Education
             Student Loan Authority, Series
             XII-E (AMT),
             6.00%, 10/1/97 (Insured by
             AMBAC)..........................  $  2,281,320
  1,000,000  Michigan Higher Education
             Student Loan Authority, Series
             XII-G (AMT),
             4.45%, 10/1/99 (Insured by
             AMBAC)..........................     1,000,000
  1,000,000  Michigan Municipal Bond
             Authority, Local Government Loan
             Program, Series B,
             6.90%, 5/1/99 (Insured by FGIC)...   1,055,000
  1,020,000  Michigan Municipal Bond
             Authority, Local Government Loan
             Program, Qualified School,
             6.35%, 5/15/01..................     1,095,225
  1,000,000  Michigan Municipal Bond
             Authority, Pooled Projects,
             Series B,
             5.10%, 10/1/04..................     1,018,750
  1,000,000  Michigan Municipal Bond
             Authority, State Revolving Fund,
             5.50%, 10/1/99..................     1,032,500
  2,000,000  Michigan Public Power Agency,
             Belle River Project, Series A,
             5.30%, 1/1/00...................     2,042,500
    750,000  Michigan Public Power Agency,
             Belle River Project, Series A,
             5.70%, 1/1/03...................       785,625
  1,000,000  Michigan State Building
             Authority, Series II,
             6.10%, 10/1/01..................     1,065,000
  3,000,000  Michigan State Comprehensive
             Transportation, Series B,
             5.625%, 5/15/03, Callable 7/1/02
             @ 102...........................     3,153,750
  3,000,000  Michigan State Environment
             Protection Program, GO,
             Prerefunded 11/1/02 @ 102,
             6.25%, 11/1/08..................     3,288,750
    910,000  Michigan State Hospital Finance
             Authority,
             4.90%, 11/1/02..................       922,512
  2,000,000  Michigan State Hospital Finance
             Authority, McLaren Obligation
             Group, Series A,
             4.10%, 10/15/97.................     2,005,200
  1,000,000  Michigan State Hospital Finance
             Authority, Mercy Memorial
             Hospital,
             4.00%, 6/1/99 (Insured by MBIA)...     993,750

                                   Continued

                  The Kent          MICHIGAN MUNICIPAL BOND FUND
                  Funds             PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

 PRINCIPAL                                        VALUE
  AMOUNT                                         (NOTE 2)
-----------                                    ------------
MUNICIPAL SECURITIES (CONTINUED)
             MICHIGAN (CONTINUED)
$ 1,000,000  Michigan State Hospital Finance
             Authority, Oakwood Hospital
             Obligation Group, Prerefunded
             7/1/00 @ 102,
             6.95%, 7/1/02 (Insured by FGIC)... $  1,102,500
    500,000  Michigan State Hospital Finance
             Authority, Pontiac Osteopathic,
             Series A,
             4.65%, 2/1/97...................       499,950
  1,060,000  Michigan State Hospital Finance
             Authority, Sisters of Mercy
             Health Corp., Series J,
             7.15%, 2/15/99..................     1,111,675
  1,000,000  Michigan State Hospital Finance
             Authority, Sisters of Mercy
             Health Corp., Series P,
             4.60%, 8/15/02 (Insured by MBIA)...    992,500
  2,800,000  Michigan State Hospital Finance
             Authority, Sisters of Mercy
             Health Corp., Series J,
             Prerefunded 2/15/01 @ 102,
             7.375%, 2/15/11.................     3,150,000
  1,150,000  Michigan State Hospital Finance
             Authority, St. John Hospital &
             Medical Center,
             4.50%, 5/15/01 (Insured by
             AMBAC)..........................     1,148,562
  1,000,000  Michigan State Hospital Finance
             Authority, St. John Hospital &
             Medical Center,
             5.00%, 5/15/05 (Insured by
             AMBAC)..........................     1,005,000
    475,000  Michigan State Housing
             Development Authority, Mercy
             Bellbrook Project,
             4.40%, 4/1/98 (Insured by MBIA)...     476,188
  2,680,000  Michigan State Housing
             Development Authority, Rental
             Housing Revenue, Series A,
             (AMT),
             5.25%, 10/1/01 (Insured by MBIA)...  2,726,900
    885,000  Michigan State Strategic Fund,
             Industrial Development Revenue,
             Grand Rapids Motel Co. Project
             (AMT),
             5.25%*, 6/1/98..................       887,213
    420,000  Michigan State Strategic Fund,
             Limited Obligation Revenue,
             Lutheran Social Services
             Project,
             4.25%, 9/1/97 (LC: First of
             America)........................       420,248
    415,000  Michigan State Strategic Fund,
             Limited Obligation Revenue,
             Lutheran Social Services
             Project,
             4.40%, 9/1/98 (LC: First of
             America)........................       415,518
 PRINCIPAL                                        VALUE
  AMOUNT                                         (NOTE 2)
-----------                                    ------------
MUNICIPAL SECURITIES (CONTINUED)
             MICHIGAN (CONTINUED)
$   480,000  Michigan State Strategic Fund,
             Limited Obligation Revenue,
             Lutheran Social Services
             Project,
             4.55%, 9/1/99 (LC: First of
             America)........................  $    481,200
  2,000,000  Michigan State Underground
             Storage Tank Financial Assurance
             Authority, Series I,
             5.00%, 5/1/00 (Insured by
             AMBAC)..........................     2,040,000
  1,270,000  Michigan State Underground
             Storage Tank Financial Assurance
             Authority, Series I,
             6.00%, 5/1/06 (Insured by
             AMBAC)..........................     1,376,362
  1,200,000  Michigan State University,
             Series A,
             5.50%, 2/15/99 (Insured by
             AMBAC)..........................     1,228,500
  1,100,000  Michigan State University,
             Series A,
             5.50%, 2/15/00 (Insured by
             AMBAC)..........................     1,133,000
  1,000,000  Mount Clemens Community School
             District, GO, Prerefunded 5/1/02
             @ 102,
             6.60%, 5/1/20 (Insured by MBIA)...   1,111,250
  1,000,000  Oakland County, Community
             College, Prerefunded 5/1/02
             @ 100,
             6.65%, 5/1/11...................     1,111,250
  1,660,000  Oakland County Economic
             Development Corp. Revenue,
             Boardwalk Shopping Center,
             Limited Obligation Revenue,
             4.75%*, 6/30/98.................     1,664,150
    615,000  Oakland County Economic
             Development Corp. Revenue, Sugar
             Tree Shopping Center, 4.75%*,
             6/30/98.........................       611,925
  3,000,000  Okemos Public School District,
             Series I, GO,
             6.90%, 5/1/11...................     3,330,000
  3,200,000  Plymouth-Canton Community School
             District, Series B, GO,
             Prerefunded 5/1/01 @ 101,
             6.80%, 5/1/17...................     3,512,000
    415,000  Reeths-Puffer Schools, GO,
             6.75%, 5/1/97 (Insured by FGIC)...     419,553
    275,000  Reeths-Puffer Schools, GO,
             6.75%, 5/1/98 (Insured by FGIC)...     283,938
    630,000  Reeths-Puffer Schools, GO,
             6.75%, 5/1/99 (Insured by FGIC)...     667,013
    725,000  Reeths-Puffer Schools, GO,
             6.75%, 5/1/00 (Insured by FGIC)...     779,375
    735,000  Reeths-Puffer Schools, GO,
             6.75%, 5/1/01 (Insured by FGIC)...     800,231

                                   Continued

                 The Kent           MICHIGAN MUNICIPAL BOND FUND
                 Funds              PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

 PRINCIPAL                                        VALUE
  AMOUNT                                         (NOTE 2)
-----------                                    ------------
MUNICIPAL SECURITIES (CONTINUED)
             MICHIGAN (CONTINUED)
$   750,000  Reeths-Puffer Schools, GO,
             6.25%, 5/1/02 (Insured by FGIC)... $   810,000
  1,600,000  Rochester Community School
             District, Prerefunded 5/1/98
             @ 101,
             7.25%, 5/1/03...................     1,682,000
  2,000,000  Rockford Public Schools, GO,
             Prerefunded 5/1/00 @ 101,
             7.375%, 5/1/19..................     2,202,500
  1,000,000  South Lyon Community Schools,
             GO, Prerefunded 5/1/98 @ 102,
             7.80%, 5/1/14...................     1,068,750
  1,200,000  Southfield Public Schools, GO,
             3.90%, 5/1/98 (Insured by FGIC)...   1,197,000
  1,095,000  Southfield Public Schools, GO,
             4.00%, 5/1/99 (Insured by FGIC)...   1,089,525
  1,200,000  St. Joseph Hospital Finance
             Authority, Mercy Memorial
             Medical Center Obligation,
             3.95%, 1/1/97 (Insured by
             AMBAC)..........................     1,200,000
    860,000  Traverse City Area Public
             Schools, GO,
             4.15%, 5/1/00 (Insured by FGIC)...     853,550
  1,000,000  Traverse City Area Public
             Schools, Series II, GO,
             Prerefunded 5/1/01 @ 101.5,
             7.00%, 5/1/03...................     1,110,000
    630,000  University of Michigan,
             Intercollegiate Athletic
             Revenue,
             3.80%, 6/1/97...................       630,542
  2,035,000  Walled Lake Consolidated School
             District, GO,
             4.70%, 5/1/01...................     2,060,438
  2,235,000  Walled Lake Consolidated School
             District, GO,
             4.80%, 5/1/02...................     2,265,730
  2,000,000  Walled Lake Consolidated School
             District, Series II, GO,
             Prerefunded 5/1/00 @ 102,
             7.10%, 5/1/05...................     2,202,500
    945,000  Warren Consolidated School
             District, GO,
             6.00%, 5/1/01...................     1,000,519
  1,000,000  Warren Consolidated School
             District, GO, Prerefunded 5/1/02
             @ 102,
             6.625%, 5/1/21..................     1,110,000
 PRINCIPAL                                        VALUE
  AMOUNT                                         (NOTE 2)
-----------                                    ------------
MUNICIPAL SECURITIES (CONTINUED)
             MICHIGAN (CONTINUED)
$ 1,025,000  Washtenaw Community
             College, GO,
             4.70%, 4/1/03 (Insured by FGIC)... $  1,021,156
    450,000  Wayne County Downriver System
             Sewer Disposal, GO, 3.75%,
             5/1/97..........................       449,495
    550,000  Wayne County Downriver System
             Sewer Disposal, GO, 3.75%,
             5/1/98..........................       541,063
    550,000  Wayne County Downriver System
             Sewer Disposal, GO, 3.75%,
             5/1/99..........................       530,063
    550,000  Wayne County Downriver System
             Sewer Disposal, GO, 3.75%,
             5/1/00..........................       518,375
  1,500,000  West Ottawa Public School
             District,
             4.70%, 5/1/02 (Insured by FGIC)...    1,503,750
  1,750,000  Western Michigan University,
             Series A, Prerefunded 7/15/01
             @ 102,
             6.50%, 7/15/21 (Insured by
             AMBAC)..........................     1,925,000
  1,000,000  Wyandotte Electric Revenue,
             6.20%, 10/1/03 (Insured by MBIA)...  1,076,250
  1,150,000  Ypsilanti School District,
             4.50%, 5/1/00 (Insured by FGIC)...   1,154,313
                                               ------------
                                                144,220,970
                                               ------------
             PUERTO RICO -- 5.4%
  3,000,000  Puerto Rico Commonwealth Highway
             & Transportation Authority
             Highway Revenue, Series X,
             4.90%, 7/1/01...................     3,033,750
  4,000,000  Puerto Rico Electric Power
             Authority Revenue, Series W,
             5.00%, 7/1/98...................     4,045,000
  1,300,000  Puerto Rico Individual Medical &
             Environment Pollution Control
             Facilities Financing Authority,
             Intel Corp., Series A,
             4.00%*, 9/1/98..................     1,296,750
                                               ------------
                                                  8,375,500
                                               ------------

             TOTAL MUNICIPAL SECURITIES......   152,596,470
                                               ------------
             (Cost $150,856,786)

                                   Continued

                      The Kent      MICHIGAN MUNICIPAL BOND FUND
                      Funds         PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

INVESTMENT COMPANIES -- 0.3%
          1  Dreyfus Tax-Exempt Cash
             Management Fund.................  $          1
    450,657  Reich & Tang Daily Tax-Free
             Fund............................       450,657
                                               ------------

             TOTAL INVESTMENT COMPANIES......       450,658
                                               ------------
             (Cost $450,658)

TOTAL INVESTMENTS -- 98.7%...................   153,047,128
(Cost $151,307,444)(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.3%........................     1,997,042
                                               ------------
NET ASSETS -- 100.0%.........................  $155,044,170
                                               ============

---------------------------------------
Percentages indicated are based on net assets of $155,044,170.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

             Unrealized appreciation.........  $  1,915,209
             Unrealized depreciation.........      (175,525)
                                               ------------
             Net unrealized appreciation.....  $  1,739,684
                                               =============

* Variable rate security. Rate presented represents rate in effect at December 31, 1996. Maturity date reflects next rate change date.

      AMBAC  AMBAC Indemnity Corp.
        AMT  Alternative Minimum Tax Paper
       FGIC  Financial Guarantee Insurance Corp.
         GO  General Obligation
         LC  Letter of Credit
       MBIA  Municipal Bond Insurance Association

                       See Notes to Financial Statements.

                       The Kent
                       Funds STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 1996

                                                                    LIMITED      INTERMEDIATE     TAX-FREE       MICHIGAN
                                                                 TERM TAX-FREE     TAX-FREE        INCOME       MUNICIPAL
                                                                     FUND            FUND           FUND        BOND FUND
                                                                 -------------   ------------   ------------   ------------
ASSETS:
Investments (Note 2):
  Investments at cost..........................................   $40,391,435    $274,872,252   $106,335,280   $151,307,444
  Net unrealized appreciation..................................       596,621       9,810,535      3,078,545      1,739,684
                                                                  -----------    ------------   ------------   ------------
      Total investments at value...............................    40,988,056     284,682,787    109,413,825    153,047,128
  Cash.........................................................            --              --          1,649             --
  Interest and dividends receivable............................       620,384       4,484,571      1,515,783      2,082,060
  Deferred organizational expense (Note 2).....................            --              --          4,216             --
  Prepaid expenses (Note 2)....................................            --             443             --             --
                                                                  -----------    ------------   ------------   ------------
      Total Assets.............................................    41,608,440     289,167,801    110,935,473    155,129,188
                                                                  -----------    ------------   ------------   ------------

LIABILITIES:
  Advisory fees payable (Note 3)...............................         2,064          15,856          6,693          7,647
  Payable to administrator (Note 3)............................         6,703          43,112         16,542         24,286
  Payable to transfer agent (Note 3)...........................         4,125          14,287          6,126          9,869
  Distribution fees (Investment Shares)(Note 3)................            12             656            175            285
  Payable to custodian.........................................         3,008           5,276          5,160          5,363
  Registration & filing fees payable...........................         1,157          15,000          3,241          9,714
  Accrued expenses and other liabilities.......................        14,052          30,709         13,790         27,854
                                                                  -----------    ------------   ------------   ------------
      Total Liabilities........................................        31,121         124,896         51,727         85,018
                                                                  -----------    ------------   ------------   ------------

NET ASSETS.....................................................   $41,577,319    $289,042,905   $110,883,746   $155,044,170
                                                                  ===========    ============   ============   ============

NET ASSETS CONSIST OF:
  Paid-in capital..............................................   $40,957,086    $279,791,789   $107,745,686   $153,389,303
  Accumulated undistributed net investment income..............         7,011          44,748          8,405         22,437
  Accumulated net realized gains (losses) on investments sold
    and futures contracts......................................        16,601        (604,167)        51,110       (107,254)
  Net unrealized appreciation of investments...................       596,621       9,810,535      3,078,545      1,739,684
                                                                  -----------    ------------   ------------   ------------

      TOTAL NET ASSETS.........................................   $41,577,319    $289,042,905   $110,883,746   $155,044,170
                                                                  ===========    ============   ============   ============
INSTITUTIONAL SHARES:
  Net Assets...................................................   $41,471,587    $285,674,485   $109,947,537   $152,622,569
  Shares Outstanding...........................................     4,080,067      27,404,331     10,708,823     15,140,896
  Net Asset Value, offering and redemption price per share.....   $     10.16    $      10.42   $      10.27   $      10.08
                                                                  ===========    ============   ============   ============
INVESTMENT SHARES:
  Net Assets...................................................   $   105,732    $  3,368,420   $    936,209   $  2,421,601
  Shares Outstanding...........................................        10,370         323,136         90,957        240,448
  Net Asset Value and redemption price per share...............   $     10.20    $      10.42   $      10.29   $      10.07
                                                                  ===========    ============   ============   ============
  Maximum Sales Charge -- Investment Shares....................         4.00%           4.00%          4.00%          4.00%
                                                                  ===========    ============   ============   ============
  Maximum Offering Price Per Share -- Investment Shares (100% /
    (100% - Maximum Sales Charge) of net asset value adjusted
    to nearest cent)...........................................   $     10.63    $      10.85   $      10.72   $      10.49
                                                                  ===========    ============   ============   ============

                       See Notes to Financial Statements.

                        The Kent    STATEMENTS OF OPERATIONS
                        Funds       FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                  LIMITED        INTERMEDIATE      TAX-FREE       MICHIGAN
                                                               TERM TAX-FREE       TAX-FREE         INCOME       MUNICIPAL
                                                                   FUND              FUND            FUND        BOND FUND
                                                               -------------     ------------     ----------     ----------
INVESTMENT INCOME (NOTE 2):
  Interest.................................................     $ 2,196,043      $14,596,294      $5,530,986     $7,644,608
  Dividends................................................          29,364          194,026          96,276       141,198
  Other Income.............................................           2,163               --              --            --
                                                                 ----------      -----------      ----------     ----------
    Total Investment Income................................       2,227,570       14,790,320       5,627,262     7,785,806
                                                                 ----------      -----------      ----------     ----------

EXPENSES:
  Investment advisory fees (Note 3)........................         225,891        1,458,010         595,616       772,339
  Administration fees (Note 3).............................          96,582          578,025         229,540       341,697
  Distribution fees (Investment Shares) (Note 3)...........             162            8,726           1,900         5,410
  Custodian fees...........................................           9,270           19,393          13,891        12,220
  Legal and audit fees (Note 3)............................          18,463           28,114          21,286        22,679
  Transfer agent fees (Note 3).............................          16,674           32,922          17,389        24,316
  Amortization of organization costs (Note 2)..............              --               --           1,376            --
  Other expenses...........................................              --           28,163          11,515        35,791
                                                                 ----------      -----------      ----------     ----------
    Total expenses before waivers..........................         367,042        2,153,353         892,513     1,214,452
    Less: waivers (Note 3).................................          (1,018)          (6,156)         (2,362)       (6,399)
                                                                 ----------      -----------      ----------     ----------
    Net Expenses...........................................         366,024        2,147,197         890,151     1,208,053
                                                                 ----------      -----------      ----------     ----------

NET INVESTMENT INCOME......................................       1,861,546       12,643,123       4,737,111     6,577,753
                                                                 ----------      -----------      ----------     ----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTE 2):
  Net realized gains on investments sold...................          82,971        1,079,288       1,968,582        86,964
  Net realized losses on futures contracts.................              --               --        (363,313)           --
  Net change in unrealized appreciation/depreciation of
    investments............................................        (270,758)      (3,796,119)     (1,887,284)     (795,155)
                                                                 ----------      -----------      ----------     ----------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND
FUTURES CONTRACTS (NOTE 2):................................        (187,787)      (2,716,831)       (282,015)     (708,191)
                                                                 ----------      -----------      ----------     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......     $ 1,673,759      $ 9,926,292      $4,455,096     $5,869,562
                                                                 ==========      ===========      ==========     ==========

                       See Notes to Financial Statements.

                        The Kent
                        Funds       STATEMENTS OF CHANGES IN NET ASSETS

                         LIMITED TERM                INTERMEDIATE                   TAX-FREE               MICHIGAN MUNICIPAL
                        TAX-FREE FUND                TAX-FREE FUND                INCOME FUND                  BOND FUND
                  --------------------------  ---------------------------  --------------------------  --------------------------
                   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED   PERIOD ENDED   YEAR ENDED    YEAR ENDED
                  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                      1996          1995          1996          1995           1996        1995(1)         1996          1995
                  ------------  ------------  ------------  -------------  ------------  ------------  ------------  ------------
NET ASSETS AT
  BEGINNING OF
  PERIOD........  $55,401,190   $43,503,375   $287,540,348  $ 385,220,246  $122,384,290  $        --   $187,365,585  $120,464,659
                  -----------   -----------   -----------    ------------  ------------  ------------  ------------  ------------
INCREASE IN NET
ASSETS RESULTING
FROM OPERATIONS:
  Net investment
    income......    1,861,546     1,889,876    12,643,123      13,878,695    4,737,111     3,573,032     6,577,753     6,244,604
  Net realized
    gains on
    investments
    sold........       82,971       145,910     1,079,288       1,348,408    1,968,582       148,330        86,964       180,555
  Net realized
    losses on
    futures
    contracts...           --            --            --              --     (363,313)           --            --            --
  Net change in
    unrealized
    appreciation/depreciation
    of investments.  (270,758)    1,744,380    (3,796,119)     25,697,939   (1,887,284)    4,965,829      (795,155)    5,672,314
                  -----------   -----------   -----------    ------------  ------------  ------------  ------------  ------------
  Net increase
    in net
    assets
    resulting
    from
    operations...   1,673,759     3,780,166     9,926,292      40,925,042    4,455,096     8,687,191     5,869,562    12,097,473
                  -----------   -----------   -----------    ------------  ------------  ------------  ------------  ------------
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
FROM (NOTE 2):
INSTITUTIONAL:
  Net investment
    income......   (1,883,853)   (1,911,674)  (12,639,182)    (13,398,449)  (4,725,879)   (3,541,310)   (6,489,955)   (6,043,639)
  In excess of
    net
    investment
    income......      (22,303)           --      (101,729)       (282,467)          --            --            --      (157,669)
  Net realized
    gains on
    investments.      (45,972)           --            --              --   (1,679,825)           --            --            --
                  -----------   -----------   -----------    ------------  ------------  ------------  ------------  ------------
    Total
      Dividends
      and
      Distributions -- Institutional
      Shares....   (1,952,128)   (1,911,674)  (12,740,911)    (13,680,916)  (6,405,704)   (3,541,310)   (6,489,955)   (6,201,308)
                  -----------   -----------   -----------    ------------  ------------  ------------  ------------  ------------
INVESTMENT:
  Net investment
    income......       (2,384)       (1,582)     (137,261)       (157,954)     (32,116)      (12,658)      (77,375)      (68,092)
  In excess of
    net
    investment
    income......         (206)           --        (7,740)         (3,790)          --            --        (3,313)       (1,615)
  Net realized
    gains on
    investments...        (87)           --            --              --       (9,292)           --            --            --
  In excess of
    realized
    gains on
    investments...         --            --            --              --       (3,147)           --            --            --
                  -----------   -----------   -----------    ------------  ------------  ------------  ------------  ------------
    Total
      Dividends
      and
      Distributions -- Investment
      Shares....       (2,677)       (1,582)     (145,001)       (161,744)     (44,555)      (12,658)      (80,688)      (69,707)
                  -----------   -----------   -----------    ------------  ------------  ------------  ------------  ------------
    Total
      Dividends
      and
      Distributions
      to
      shareholders.(1,954,805)   (1,913,256)  (12,885,912)    (13,842,660)  (6,450,259)   (3,553,968)   (6,570,643)   (6,271,015)
                  -----------   -----------   -----------    ------------  ------------  ------------  ------------  ------------
FUND SHARE
TRANSACTIONS
(NOTE 4):
  Proceeds from
    shares
    issued......    8,696,402    31,771,069    63,415,595      56,819,071   35,182,548   134,534,815    28,108,486   116,438,055
  Reinvestment
    of
    distributions...   18,971         3,260       120,131         104,026       68,391        26,538        74,582        77,608
  Cost of shares
    redeemed....  (22,258,198)  (21,743,424)  (59,073,549)   (181,685,377) (44,756,320)  (17,310,286)  (59,803,402)  (55,441,195)
                  -----------   -----------   -----------    ------------  ------------  ------------  ------------  ------------
    Total net
      increase
      (decrease)
      from share
      transactions(13,542,825)   10,030,905     4,462,177    (124,762,280)  (9,505,381)  117,251,067   (31,620,334)   61,074,468
                  -----------   -----------   -----------    ------------  ------------  ------------  ------------  ------------
    Net increase
      (decrease)
      in net
      assets....  (13,823,871)   11,897,815     1,502,557     (97,679,898) (11,500,544)  122,384,290   (32,321,415)   66,900,926
                  -----------   -----------   -----------    ------------  ------------  ------------  ------------  ------------
NET ASSETS AT
  END OF PERIOD
  (INCLUDING
  LINE A).......  $41,577,319   $55,401,190   $289,042,905  $ 287,540,348  110,883,746   $122,384,290  $155,044,170  $187,365,585
                  ============  ============  ============   ============  ============  ============  ============  ============
(A) Accumulated
  undistributed
  net investment
  income........  $     7,011   $    24,691   $    44,748   $     133,320  $     8,405   $    29,289   $    22,437   $        --
                  ===========   ===========   ===========    ============  ============  ============  ============  ============

------------------------------------------------------------------------

(1) The Fund commenced operations on March 20, 1995.


                       See Notes to Financial Statements.

                        The Kent
                        Funds       NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

  The Kent Funds (the "Trust") was organized as a Massachusetts business trust on May 9, 1986 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. As of the date of this report, the Trust offered thirteen managed investment portfolios. The accompanying financial statements and financial highlights are those of The Kent Limited Term Tax-Free Fund, The Kent Intermediate Tax-Free Fund, The Kent Tax-Free Income Fund and The Kent Michigan Municipal Bond Fund (individually, a "Portfolio", collectively, the "Portfolios") only.

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest without par value. It allows for the creation of one or more classes of shares within each series, each of which, regardless of class designation, represents an equal proportionate interest in the Portfolios with each other share of that series.

  The Trust may issue more than one series of shares investing in portfolios of securities. The Trust currently issues thirteen series of shares with two separate classes in each series, Investment Shares and Institutional Shares. Each class of shares is entitled upon liquidation of a series to a pro rata share in the net assets of that class of such series. Each share in each series or class has identical voting, dividend, liquidation and other rights, except in matters affecting only a particular series or class, in which case only shares of the affected series or class are entitled to vote. Class specific expenses, if any, are currently limited to expenses directly attributable to the Investment Shares under a Distribution Plan, shareholder services fees and certain printing and postage expenses incurred as they relate to a particular class of shares.

  The investment objective of the Limited Term Tax-Free Fund and the Intermediate Tax-Free Fund is to seek current income, exempt from federal income tax, while preserving capital. The Tax-Free Income Fund's investment objective is to seek to provide as high a level of interest income exempt from federal income tax as is consistent with prudent investing, while preserving capital. The investment objective of the Michigan Municipal Bond Fund is to seek current income, exempt from federal income and State of Michigan personal income taxes, while preserving capital.

2.  SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual amounts could differ from those estimates.

PORTFOLIO VALUATION: Corporate debt securities, municipal securities and debt securities of the U.S. government and its agencies (other than short-term investments maturing in 60 days or less) are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value and approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

FUTURES CONTRACTS: Each Portfolio may invest in futures contracts. The Portfolios generally enter into futures contracts to hedge against declines in the value of their portfolios' securities. This investment involves, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Portfolios have in the particular classes of instruments. Risks include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates. Risks also may arise if there is an illiquid secondary market for the instruments or due to the inability of counterparties to perform under the terms of the contract.

  Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received daily by a Portfolio based on the change in the market value of the position are recorded as unrealized gain or loss until the contract is closed out at which time the gain or loss is realized.

  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

                        The Kent
                        Funds       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Portfolios declare and distribute dividends from net investment income monthly. Net investment income for this purpose consists of interest accrued, discount earned (including original issue), and dividends earned less amortization of any market premium on municipal securities and accrued expenses. Net realized capital gains, if any, are distributed at least annually.

  The amounts of income and capital gains to be distributed are determined in accordance with income tax regulations. Such amounts may vary from income and capital gains recognized in accordance with generally accepted accounting principles.

FEDERAL INCOME TAXES: For federal income tax purposes, each Portfolio is treated as a separate entity for the purpose of determining its qualification as a regulated investment company under the Internal Revenue Code (the "Code"). It is the policy of each Portfolio to meet the requirements of the Code applicable to regulated investment companies, including the requirement that it distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  As of December 31, 1996, the following Portfolios had capital loss carryforwards which will expire in the years indicated:

FUND                                AMOUNT      YEAR
---------------------------------  --------     ----
Intermediate Tax-Free Fund.......  $604,167     2003
Michigan Municipal Bond Fund.....   107,254     2003

EXPENSES: Expenses directly attributable to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one series of the Trust are allocated among the respective series based upon relative net assets or another appropriate basis. In addition, investors in Investment Shares will pay the expenses directly attributable to the Investment Shares as a class, and investors in Institutional Shares will pay the expenses directly attributable to the Institutional Shares as a class.

ORGANIZATIONAL COSTS: The Kent Tax-Free Income Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the Portfolio's commencement of operations. In the event that any of the initial shares purchased by the Portfolio's sponsor are redeemed during such period, the Portfolio will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3.  RELATED PARTY TRANSACTIONS

  Old Kent Bank ("Investment Adviser") serves as the investment adviser to the Trust. The Investment Adviser is a member of Michigan State Banking Association and the principal subsidiary of Old Kent Financial Corporation. The Investment Adviser is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.45% of the average daily net assets of each of the Limited Term Tax-Free Fund and the Michigan Municipal Bond Fund, 0.50% of the average daily net assets of the Intermediate Tax-Free Fund and 0.55% of the average daily net assets of the Tax-Free Income Fund.

  Effective August 5, 1996, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") assumed the duties as Administrator and Distributor for the Trust from First Data Investor Services Group, Inc. ("First Data") and 440 Financial Distributors, Inc., an indirect wholly owned subsidiary of First Data, respectively. Also,

                        The Kent
                        Funds       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

effective August 5, 1996, and October 7, 1996, respectively, BISYS Fund Services, Inc. assumed the duties as Fund Accountant and Transfer Agent for the Trust from First Data. BISYS and BISYS Fund Services, Inc. are both wholly owned subsidiaries of The BISYS Group, Inc. The Administrator is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.185% of the average daily net assets of the Trust up to $5 billion; 0.165% of the average daily net assets of the Trust in excess of $5 billion up to $7.5 billion; and 0.135% of the average daily net assets of the Trust in excess of $7.5 billion. Fund Accounting fees are computed daily and paid monthly at the annual rate of 0.015% of the average daily net assets of the Trust and are included as part of the fees paid to the Administrator.

  Transfer agent fees for each Portfolio for the year ended December 31, 1996 are as follows:

                               INSTITUTIONAL   INVESTMENT
            FUND                  SHARES         SHARES
-----------------------------  -------------   ----------
Limited Term Tax-Free Fund...     $16,651         $ 23
Intermediate Tax-Free Fund...      32,542          380
Tax-Free Income Fund.........      17,263          126
Michigan Municipal Bond
  Fund.......................      24,004          312

  The current and previous Administrators have voluntarily reduced their fees for the Portfolios. Total administration fees waived for the year ended December 31, 1996 were as follows:

                               INSTITUTIONAL   INVESTMENT
            FUND                  SHARES         SHARES
-----------------------------  -------------   ----------
Limited Term Tax-Free Fund...     $   951         $  2
Intermediate Tax-Free Fund...       6,087           69
Tax-Free Income Fund.........       2,345           17
Michigan Municipal Bond
  Fund.......................       4,172           58

  Certain officers of the Trust are affiliated with BISYS. Such officers receive no direct payments or fees from the Portfolios for serving as officers.

  The Trust has adopted a distribution plan (the "Plan") on behalf of the Investment Shares of the Portfolios pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payments to the Distributor of up to 0.25% of the average daily net assets of the Investment Shares of the Portfolios. Currently, the Limited Term Tax-Free Fund and Michigan Municipal Bond Fund each make payments at the rate of only 0.15% of the average daily net assets of its Investment Shares pursuant to the Plan. For the year ended December 31, 1996, the Distributor had waived a total of $65 of distribution fees for the Limited Term Tax-Free Fund and $2,169 of distribution fees for the Michigan Municipal Bond Fund.

  Gross distribution fees for each Portfolio for the year ended December 31, 1996 are as follows:

               FUND                  INVESTMENT SHARES
-----------------------------------  -----------------
Limited Term Tax-Free Fund.........       $   162
Intermediate Tax-Free Fund.........         8,726
Tax-Free Income Fund...............         1,900
Michigan Municipal Bond Fund.......         5,410

  Expenses for the Trust include legal fees paid to Drinker Biddle & Reath. A partner of that firm serves as an Assistant Secretary of the Trust.

                        The Kent
                        Funds       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Portfolios are summarized below:

                                                                   LIMITED TERM                       INTERMEDIATE
                                                                   TAX-FREE FUND                     TAX-FREE FUND
                                                           -----------------------------     ------------------------------
                                                            YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                           DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                               1996             1995             1996             1995
                                                           ------------     ------------     ------------     -------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued........................................    $ 8,644,704      $31,715,093      $62,493,861      $  56,260,448
  Reinvestment of distributions........................         16,368            1,677           42,417             25,763
  Shares redeemed......................................    (22,256,093)     (21,731,961)     (57,683,879)      (180,059,789)
                                                           ------------     ------------     ------------     -------------
    Net increase (decrease) from Institutional Share
    transactions.......................................    $(13,595,021)    $ 9,984,809      $ 4,852,399      $(123,773,578)
                                                           ============     ============     ============     =============
INVESTMENT:
  Shares issued........................................    $    51,698      $    55,976      $   921,734      $     558,623
  Reinvestment of distributions........................          2,603            1,583           77,714             78,263
  Shares redeemed......................................         (2,105)         (11,463)      (1,389,670)        (1,625,588)
                                                           ------------     ------------     ------------     -------------
    Net increase (decrease) from Investment Share
    transactions.......................................    $    52,196      $    46,096      $  (390,222)     $    (988,702)
                                                           ============     ============     ============     =============
    Total net increase (decrease) from share
      transactions.....................................    $13,542,825      $10,030,905      $ 4,462,177      $(124,762,280)
                                                           ============     ============     ============     =============
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued........................................        849,971        3,132,279        5,988,213          5,509,613
  Reinvestment of distributions........................          1,612              166            4,102              2,519
  Shares redeemed......................................     (2,187,798)      (2,152,975)      (5,565,749)       (17,626,244)
                                                           ------------     ------------     ------------     -------------
    Net increase (decrease) from Institutional Share
    transactions.......................................     (1,336,215)         979,470          426,566        (12,114,112)
                                                           ============     ============     ============     =============
INVESTMENT:
  Shares issued........................................          5,061            5,537           89,120             54,764
  Reinvestment of distributions........................            256              156            7,510              7,646
  Shares redeemed......................................           (205)          (1,120)        (135,420)          (162,915)
                                                           ------------     ------------     ------------     -------------
    Net increase (decrease) from Investment Share
    transactions.......................................          5,112            4,573          (38,790)          (100,505)
                                                           ============     ============     ============     =============
    Total net increase (decrease) from share
    transactions.......................................     (1,331,103)         984,043          387,776        (12,214,617)
                                                           ============     ============     ============     =============

------------------------------------------------------------------------

(1) The Fund commenced operations on March 20, 1995.

                                      36

                        The Kent
                        Funds       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                     TAX-FREE                     MICHIGAN MUNICIPAL
                                                                    INCOME FUND                        BOND FUND
                                                           -----------------------------     -----------------------------
                                                            YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                                           DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                               1996           1995(1)            1996             1995
                                                           ------------     ------------     ------------     ------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued........................................    $34,651,840      $134,004,667     $27,099,860      $116,065,628
  Reinvestment of distributions........................         28,992           13,880           44,917           46,344
  Shares redeemed......................................    (44,605,879)     (17,275,708)     (59,293,642)     (54,884,598)
                                                           ------------     ------------     ------------     ------------
    Net increase (decrease) from Institutional Share
    transactions.......................................    $(9,925,047)     $116,742,839     $(32,148,865)    $61,227,374
                                                           ============     ============     ============     ============
INVESTMENT:
  Shares issued........................................    $   530,708      $   530,148      $ 1,008,626      $   372,427
  Reinvestment of distributions........................         39,399           12,658           29,665           31,264
  Shares redeemed......................................       (150,441)         (34,578)        (509,760)        (556,597)
                                                           ------------     ------------     ------------     ------------
    Net increase (decrease) from Investment Share
    transactions.......................................    $   419,666      $   508,228      $   528,531      $  (152,906)
                                                           ============     ============     ============     ============
    Total net increase (decrease) from share
      transactions.....................................    $(9,505,381)     $117,251,067     $(31,620,334)    $61,074,468
                                                           ============     ============     ============     ============
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued........................................      3,371,900       13,298,723        2,693,878       11,603,278
  Reinvestment of distributions........................          2,825            1,362            4,468            4,643
  Shares redeemed......................................     (4,276,961)      (1,689,026)      (5,886,119)      (5,467,888)
                                                           ------------     ------------     ------------     ------------
    Net increase (decrease) from Institutional Share
    transactions.......................................       (902,236)      11,611,059       (3,187,773)       6,140,033
                                                           ============     ============     ============     ============
INVESTMENT:
  Shares issued........................................         51,428           52,334          100,489           37,453
  Reinvestment of distributions........................          3,826            1,235            2,956            3,149
  Shares redeemed......................................        (14,550)          (3,316)         (50,830)         (56,394)
                                                           ------------     ------------     ------------     ------------
    Net increase (decrease) from Investment Share
    transactions.......................................         40,704           50,253           52,615          (15,792)
                                                           ============     ============     ============     ============
    Total net increase (decrease) from share
    transactions.......................................       (861,532)      11,661,312       (3,135,158)       6,124,241
                                                           ============     ============     ============     ============

------------------------------------------------------------------------

(1) The Fund commenced operations on March 20, 1995.

                                      37

                       The Kent
                       Funds        NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  PURCHASES AND SALES OF SECURITIES

  The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1996 were as follows:

FUND                       PURCHASES          SALES
------------------------  ------------     -----------
Limited Term Tax-Free
  Fund..................  $ 14,828,823     $24,072,233
Intermediate Tax-Free
  Fund..................   108,093,710      98,603,776
Tax-Free Income Fund....    41,215,389      55,972,648
Michigan Municipal Bond
  Fund..................    37,843,371      39,384,042

6.  CONCENTRATION OF CREDIT RISK

  The Michigan Municipal Bond Fund invests primarily in debt obligations issued by the State of Michigan and its respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Portfolio is more susceptible to economic and political factors adversely affecting issuers of Michigan specific municipal bonds than funds that are not concentrated in these issuers to the same extent.

7.  FEDERAL INCOME TAXES (UNAUDITED)

  During the year ended December 31, 1996, the following Portfolios declared tax-exempt income distributions in the following amounts:

FUND                                       AMOUNT
---------------------------------------  -----------
Limited Term Tax-Free Fund.............  $ 1,883,991
Intermediate Tax-Free Fund.............   12,754,092
Tax-Free Income Fund...................    4,757,995
Michigan Municipal Bond Fund...........    6,557,694

  During the year ended December 31, 1996, the Limited Term Tax-Free Fund declared long-term capital gain distributions in the amount of $36,850.

             The Kent               LIMITED TERM TAX-FREE FUND
             funds                  FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                 -------------------------------------
                                                                                     1996           1995       1994(1)
                                                                                 -------------     -------     -------
Net asset value, beginning of period.........................................       $ 10.22        $  9.80     $ 10.00
                                                                                    -------        -------     -------
Income (Loss) from Investment Operations:
  Net investment income......................................................          0.39           0.39        0.13
  Net realized and unrealized gains (losses) on securities...................         (0.04)          0.42       (0.21)
                                                                                    -------        -------     -------
    Total Income (Loss) from Investment Operations...........................          0.35           0.81       (0.08)
                                                                                    -------        -------     -------
Less Dividends and Distributions from:
  Net investment income......................................................         (0.40)         (0.39)      (0.12)
  In excess of net investment income.........................................            **             --          --
  Net realized gains on securities...........................................         (0.01)            --          --
                                                                                    -------        -------     -------
    Total Dividends and Distributions........................................         (0.41)         (0.39)      (0.12)
                                                                                    -------        -------     -------
Net change in net asset value................................................         (0.06)          0.42       (0.20)
                                                                                    -------        -------     -------
Net asset value, end of period...............................................       $ 10.16        $ 10.22     $  9.80
                                                                                    =======        =======     =======
Total return.................................................................          3.54%          8.43%      (0.77%)++

Ratios/Supplemental Data:
Net Assets, end of period (000's)............................................       $41,472        $55,347     $43,497
  Ratio of expenses to average net assets....................................          0.75%          0.69%       0.79%+
  Ratio of net investment income to average net assets.......................          3.84%          3.87%       3.81%+
  Ratio of expenses to average net assets*...................................          0.75%          0.74%       0.96%+
  Ratio of net investment income to average net assets*......................          3.84%          3.82%       3.64%+
  Portfolio turnover rate(2).................................................            32%            51%         10%

------------------------------------------------------------------------

 + Annualized.

++ Not annualized.

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

** Amount is less than $0.005.

(1) The Institutional Class commenced operations on September 1, 1994.

(2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

              The Kent              LIMITED TERM TAX-FREE FUND
              Funds                 FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                         ----------------------------
                                                                                          1996       1995      1994(1)
                                                                                         ------     ------     ------
Net asset value, beginning of period.................................................    $10.24     $ 9.81     $9.87
                                                                                         ------     ------     -----

Income from Investment Operations:
  Net investment income..............................................................      0.37       0.37      0.06
  Net realized and unrealized gains (losses) on securities...........................     (0.02)      0.44     (0.06)
                                                                                         ------     ------     -----
    Total from Investment Operations:................................................      0.35       0.81        --
                                                                                         ------     ------     -----
Less Dividends and Distributions from:
  Net investment income..............................................................     (0.35)     (0.38)    (0.06)
  In excess of net investment income.................................................     (0.03)        --        --
  Net realized gains on securities...................................................     (0.01)        --        --
                                                                                         ------     ------     -----
    Total Dividends and Distributions:...............................................     (0.39)     (0.38)    (0.06)
                                                                                         ------     ------     -----
Net change in net asset value........................................................     (0.04)      0.43     (0.06)
                                                                                         ------     ------     -----
Net asset value, end of period.......................................................    $10.20     $10.24     $9.81
                                                                                         ======     ======     =====

Total return(2)......................................................................      3.51%      8.40%     0.03%++

Ratios/Supplemental Data:
  Net Assets, end of period (000's)..................................................    $  106     $   54     $   7
    Ratio of expenses to average net assets..........................................      0.87%      0.84%     0.87%+
    Ratio of net investment income to average net assets.............................      3.69%      3.69%     3.86%+
    Ratio of expenses to average net assets*.........................................      0.97%      0.85%     0.98%+
    Ratio of net investment income to average net assets*............................      3.59%      3.69%     3.75%+
    Portfolio Turnover Rate(3).......................................................        32%        51%       10%

------------------------------------------------------------------------

 + Annualized.

++ Not Annualized.

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(1) The Investment Class date of initial public investment was November 1, 1994.

(2) Calculation does not include sales charge.

(3) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

               The Kent             INTERMEDIATE TAX-FREE FUND
               Funds                FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                             YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------------------
                                                             1996            1995         1994         1993       1992(1)
                                                         -------------     --------     --------     --------     -------
Net asset value, beginning of period.................      $   10.52       $   9.74     $  10.45     $  10.02     $ 10.00
                                                            --------       --------     --------     --------     -------
Income (Loss) from Investment Operations:
  Net investment income..............................           0.44           0.45         0.40         0.37        0.01
  Net realized and unrealized gains (losses) on
    securities.......................................          (0.08)          0.79        (0.71)        0.47        0.03
                                                            --------       --------     --------     --------     -------
    Total Income (Loss) from Investment Operations...           0.36           1.24        (0.31)        0.84        0.04
                                                            --------       --------     --------     --------     -------
Less Dividends and Distributions from:
  Net investment income..............................          (0.46)         (0.45)       (0.39)       (0.36)      (0.01)
  In excess of net investment income.................             **          (0.01)       (0.01)          --       (0.01)
  Net realized gains on securities...................             --             --           --        (0.05)         --
                                                            --------       --------     --------     --------     -------
    Total Dividends and Distributions................          (0.46)         (0.46)       (0.40)       (0.41)      (0.02)
                                                            --------       --------     --------     --------     -------
Net change in net asset value........................          (0.10)          0.78        (0.71)        0.43        0.02
                                                            --------       --------     --------     --------     -------
Net asset value, end of period.......................      $   10.42       $  10.52     $   9.74     $  10.45     $ 10.02
                                                            ========       ========     ========     ========     =======

Total return.........................................           3.41%         12.90%       (3.00%)       8.51%       0.40%++

Ratios/Supplemental Data:
  Net Assets, end of period (000's)..................      $ 285,674       $283,733     $380,715     $135,862     $36,938
  Ratio of expenses to average net assets............           0.73%          0.72%        0.78%        0.84%       0.11%++
  Ratio of net investment income to average net
    assets...........................................           4.34%          4.39%        4.07%        3.62%       1.77%+
  Ratio of expenses to average net assets*...........           0.73%          0.72%        0.78%        0.84%       0.11%++
  Ratio of net investment income to average net
    assets*..........................................           4.34%          4.39%        4.07%        3.62%       1.77%+
  Portfolio Turnover Rate(2).........................             35%             6%          36%          14%          0%

------------------------------------------------------------------------

 + Annualized.

++ Not Annualized.

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

** Amount is less than $0.005.

(1) The Institutional Class commenced operations on December 16, 1992.

(2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                The Kent            INTERMEDIATE TAX-FREE FUND
                Funds               FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                                   YEAR ENDED DECEMBER 31,
                                                                      --------------------------------------------------
                                                                       1996       1995       1994       1993      1992(1)
                                                                      ------     ------     ------     ------     ------
Net asset value, beginning of period..............................    $10.52     $ 9.74     $10.45     $10.04     $10.00
                                                                      -------    -------    -------    -------    ------

Income (Loss) from Investment Operations:
  Net investment income...........................................      0.42       0.42       0.40       0.36         **
  Net realized and unrealized gains (losses) on securities........     (0.09)      0.79      (0.71)      0.46       0.04
                                                                      -------    -------    -------    -------    ------

    Total Income (Loss) from Investment Operations................      0.33       1.21      (0.31)      0.82       0.04
                                                                      -------    -------    -------    -------    ------

Less Dividends and Distributions from:
  Net investment income...........................................     (0.41)     (0.42)     (0.39)     (0.33)        --
  In excess of net investment income..............................     (0.02)     (0.01)     (0.01)     (0.03)        --
  Net realized gains on securities................................        --         --         --      (0.05)        --
                                                                      -------    -------    -------    -------    ------

    Total Dividends and Distributions.............................     (0.43)     (0.43)     (0.40)     (0.41)        --
                                                                      -------    -------    -------    -------    ------

Net change in net asset value.....................................     (0.10)      0.78      (0.71)      0.41       0.04
                                                                      -------    -------    -------    -------    ------

Net asset value, end of period....................................    $10.42     $10.52     $ 9.74     $10.45     $10.04
                                                                      ========   ========   ========   ========   =======

Total return(2)...................................................      3.17%     12.66%     (3.03%)     8.29%      0.40%++

Ratios/Supplemental Data:
  Net Assets, end of period (000's)...............................    $3,368     $3,807     $4,505     $3,307     $   92
  Ratio of expenses to average net assets.........................      0.98%      0.97%      0.79%      1.08%      0.10%++
  Ratio of net investment income to average net assets............      4.09%      4.13%      3.99%      3.44%      1.37%+
  Ratio of expenses to average net assets*........................      0.98%      0.97%      0.79%      1.08%      0.10%++
  Ratio of net investment income to average net assets*...........      4.09%      4.13%      3.99%      3.44%      1.37%+
  Portfolio Turnover Rate(3)......................................        35%         6%        36%        14%         0%

------------------------------------------------------------------------

 + Annualized.

++ Not Annualized.

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

** Amount is less than $0.005.

(1) The Investment Class date of initial public investment was December 18, 1992.

(2) Calculation does not include sales charge.

(3) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

               The Kent             TAX-FREE INCOME FUND
               Funds                FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                                                       YEAR ENDED
                                                                                                      DECEMBER 31,
                                                                                                  ---------------------
                                                                                                    1996       1995(1)
                                                                                                  --------     --------
Net asset value, beginning of period............................................................  $  10.49     $  10.00
                                                                                                  --------     --------

Income from Investment Operations:
  Net investment income.........................................................................      0.46         0.36
  Net realized and unrealized gains (losses) on securities and futures contracts................     (0.06)        0.49
                                                                                                  --------     --------
    Total Income from Investment Operations.....................................................      0.40         0.85
                                                                                                  --------     --------
Less Dividends and Distributions from:
  Net investment income.........................................................................     (0.46)       (0.36)
  Net realized gains on securities and futures contracts........................................     (0.16)          --
                                                                                                  --------     --------
    Total Dividends and Distributions...........................................................     (0.62)       (0.36)
                                                                                                  --------     --------
Net change in net asset value...................................................................     (0.22)        0.49
                                                                                                  --------     --------
Net asset value, end of period..................................................................  $  10.27     $  10.49
                                                                                                  ========     ========

Total return....................................................................................      3.92%        8.64%++

Ratios/Supplemental Data:
  Net Assets, end of period (000's).............................................................  $109,948     $121,855
  Ratio of expenses to average net assets.......................................................      0.82%        0.73%+
  Ratio of net investment income to average net assets..........................................      4.38%        4.44%+
  Ratio of expenses to average net assets*......................................................      0.82%        0.91%+
  Ratio of net investment income to average net assets*.........................................      4.38%        4.26%+
  Portfolio turnover rate(2)....................................................................        40%          10%

------------------------------------------------------------------------

   + Annualized
  ++ Not Annualized
   * During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
 (1) The Institutional Class commenced operations on March 20, 1995.
 (2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

            The Kent                TAX-FREE INCOME FUND
            Funds                   FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                                                         YEAR ENDED
                                                                                                        DECEMBER 31,
                                                                                                     ------------------
                                                                                                      1996      1995(1)
                                                                                                     ------     -------
Net asset value, beginning of period...............................................................  $10.52     $10.00
                                                                                                     ------     ------

Income from Investment Operations:
  Net investment income............................................................................    0.41       0.31
  Net realized and unrealized gains (losses) on securities and futures contracts...................   (0.05)      0.51
                                                                                                     ------     ------
    Total Income from Investment Operations........................................................    0.36       0.82
                                                                                                     ------     ------
Less Dividends and Distributions from:
  Net investment income............................................................................   (0.43)     (0.30)
  Net realized gains on securities and futures contracts...........................................   (0.12)        --
  In excess of realized gains on securities and futures contracts..................................   (0.04)        --
                                                                                                     ------     ------
    Total Dividends and Distributions..............................................................   (0.59)     (0.30)
                                                                                                     ------     ------
Net change in net asset value......................................................................   (0.23)      0.52
                                                                                                     ------     ------
Net asset value, end of period.....................................................................  $10.29     $10.52
                                                                                                     ======     ======

Total return (2)...................................................................................    3.53%      8.34%++

Ratios/Supplemental Data:
  Net Assets, end of period (000's)................................................................  $  936     $  529
  Ratio of expenses to average net assets..........................................................    1.07%      0.95%+
  Ratio of net investment income to average net assets.............................................    4.14%      4.25%+
  Ratio of expenses to average net assets*.........................................................    1.07%      1.17%+
  Ratio of net investment income to average net assets*............................................    4.14%      4.03%+
  Portfolio Turnover Rate(3).......................................................................      40%        10%

------------------------------------------------------------------------

  + Annualized.

 ++ Not annualized.

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(1) The Investment Class date of the initial public investment was March 31, 1995.

(2) Calculation does not include sales charge.

(3) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

          The Kent                  MICHIGAN MUNICIPAL BOND FUND
          Funds                     FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                                  YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------
                                                                        1996            1995         1994       1993(1)
                                                                    -------------     --------     --------     --------
Net asset value, beginning of period............................      $   10.12       $   9.72     $  10.06     $  10.00
                                                                       --------       --------     --------     --------

Income from Investment Operations:
  Net investment income.........................................           0.39           0.39         0.37         0.23
  Net realized and unrealized gains (losses) on securities......          (0.04)          0.39        (0.34)        0.07
                                                                       --------       --------     --------     --------
    Total Income from Investment Operations.....................           0.35           0.78         0.03         0.30
                                                                       --------       --------     --------     --------
Less Dividends and Distributions from:
  Net investment income.........................................          (0.39)         (0.37)       (0.36)       (0.22)
  In excess of net investment income............................             --          (0.01)       (0.01)       (0.01)
  Net realized gains on securities..............................             --             --           --        (0.01)
  In excess of net realized gains on securities.................             --             --           --           **
                                                                       --------       --------     --------     --------
    Total Dividends and Distributions...........................          (0.39)         (0.38)       (0.37)       (0.24)
                                                                       --------       --------     --------     --------
Net change in net asset value...................................          (0.04)          0.40        (0.34)        0.06
                                                                       --------       --------     --------     --------
Net asset value, end of period..................................      $   10.08       $  10.12     $   9.72     $  10.06
                                                                       ========       ========     ========     ========

Total return....................................................           3.51%          8.20%        0.36%        3.06%++

Ratios/Supplemental Data:
  Net Assets, end of period (000's).............................      $ 152,623       $185,466     $118,485     $ 74,647
  Ratio of expenses to average net assets.......................           0.70%          0.69%        0.49%        0.24%+
  Ratio of net investment income to average net assets..........           3.83%          3.81%        3.74%        3.34%+
  Ratio of expenses to average net assets*......................           0.70%          0.70%        0.74%        0.68%+
  Ratio of net investment income to average net assets*.........           3.83%          3.80%        3.50%        3.61%+
  Portfolio turnover rate(2)....................................             24%            42%          27%          10%

------------------------------------------------------------------------

   + Annualized.
  ++ Not annualized.
   * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
  ** Amount is less than $0.005.
 (1) The Institutional Class commenced operations on May 3, 1993.
 (2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

            The Kent                MICHIGAN MUNICIPAL BOND FUND
            Funds                   FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                                      YEAR ENDED DECEMBER 31,
                                                                              ----------------------------------------
                                                                               1996       1995       1994      1993(1)
                                                                              ------     ------     ------     -------
Net asset value, beginning of period......................................    $10.11     $ 9.72     $10.08     $10.02
                                                                              ------     ------      -----     ------

Income from Investment Operations:
  Net investment income...................................................      0.38       0.37       0.35       0.21
  Net realized and unrealized gains (losses) on securities................     (0.05)      0.40      (0.34)      0.07
                                                                              ------     ------      -----     ------
    Total Income from Investment Operations...............................      0.33       0.77       0.01       0.28
                                                                              ------     ------      -----     ------
Less Dividends and Distributions from:
  Net investment income...................................................     (0.35)     (0.37)     (0.34)     (0.21)
  In excess of net investment income......................................     (0.02)     (0.01)     (0.03)        **
  Net realized gains on securities........................................        --         --         --      (0.01)
                                                                              ------     ------      -----     ------
    Total Dividends and Distributions.....................................     (0.37)     (0.38)     (0.37)     (0.22)
                                                                              ------     ------      -----     ------
Net change in net asset value.............................................     (0.04)      0.39      (0.36)      0.06
                                                                              ------     ------      -----     ------
Net asset value, end of period............................................    $10.07     $10.11     $ 9.72     $10.08
                                                                              ======     ======      =====     ======

Total return(2)...........................................................      3.36%      8.01%      0.16%      2.85%++

Ratios/Supplemental Data:
  Net Assets, end of period (000's).......................................    $2,422     $1,900     $1,980     $  283
  Ratio of expenses to average net assets.................................      0.85%      0.83%      0.49%      0.25%+
  Ratio of net investment income to average net assets....................      3.68%      3.68%      3.80%      3.43%+
  Ratio of expenses to average net assets*................................      0.95%      0.85%      0.84%      1.08%+
  Ratio of net investment income to average net assets*...................      3.58%      3.67%      2.74%      2.60%+
  Portfolio turnover rate(3)..............................................        24%        42%        27%        10%

------------------------------------------------------------------------

  + Annualized.

 ++ Not annualized.

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Amount is less than $0.005.

  (1) The Investment Class date of initial public investment was May 11, 1993.

  (2) Calculation does not include sales charge.

  (3) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                          INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
  THE KENT FUNDS:

  We have audited the accompanying statements of assets and liabilities of The Kent Funds -- Limited Term Tax-Free Fund, Intermediate Tax-Free Fund, Tax-Free Income Fund and Michigan Municipal Bond Fund, including the portfolios of investments, as of December 31, 1996, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of The Kent Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1996, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds at December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
February 21, 1997

                      (This Page Intentionally Left Bank)

           THE                                                  BULK RATE
      KENTFUNDS(R)                                              US POSTAGE
      P.O BOX 182201                                            PERMIT NO.1
 COLUMBUS, OHIO 43218-2201                                     CLEVELAND, OH





KKF-0157(2/97)